1933 Act Registration No. 333-31011
1940 Act Registration No. 811-08289

As filed with the Securities and Exchange Commission on February 26, 2001.

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM S-6

FOR REGISTRATION UNDER THE
SECURITIES ACT OF 1933 OF SECURITIES OF
UNIT INVESTMENT TRUST REGISTERED ON
FORM N-8B-2

Post-Effective Amendment No. 6 X

AAL VARIABLE LIFE ACCOUNT I
(Exact name of trust)

Aid Association for Lutherans
(Name of Depositor)

4321 NORTH BALLARD ROAD
APPLETON, WISCONSIN 54919-0001
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (920) 734-5721

WOODROW E. ENO, ESQ.
Senior Vice President, Secretary and General Counsel of
AID ASSOCIATION FOR LUTHERANS
4321 NORTH BALLARD ROAD
APPLETON, WISCONSIN 54919-0001
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

____ immediately upon filing pursuant to paragraph (b):
____ on May 1, 2000 pursuant to paragraph (b)
____ 60 days after filing pursuant to paragraph (a)(1)
X      on ( March 2001 ) pursuant to paragraph (a)(1) of Rule 485
____ 75 days after filing pursuant to paragraph (a)(2)

____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Approximate Date of Proposed Public Offerings: Continuous

AAL VARIABLE LIFE ACCOUNT I

Prospectus

March 1, 2001

for the Flexible Premium Variable Universal Life Insurance Certificates

AAL Variable Universal Life

This prospectus describes the flexible premium variable universal life insurance certificate offered by Aid Association for Lutherans (AAL) to persons who are eligible for AAL membership. Membership is open to Lutherans and their families and to non-Lutherans who are employed by or are associated with Lutheran organizations. The certificate provides a death benefit that is payable to a beneficiary you designate, flexible premiums and a variety of investment options.

Under the certificate, you may choose from the level or variable death benefit options. The level death benefit option provides a death benefit equal to the specified amount of your certificate. The variable death benefit option is equal to the certificate’s specified amount plus any accumulated cash value. This death benefit will vary with the performance of the investment subaccounts you select.

After an initial premium, you may choose the timing and amount of your premium payments. This is accomplished by utilizing your cash value. However, the certificate must contain sufficient cash value to cover all certificate charges. If you do not maintain sufficient cash value, your certificate will lapse. When utilizing the flexible premium option, you must be aware of your premiums paid and your cash value. Your certificate’s cash value will vary with the investment experience of your selected subaccounts.

Available subaccounts invest in the following portfolios :

AAL VARIABLE PRODUCT SERIES FUND, INC.

AAL Technology Stock Portfolio                       AAL Capital Growth Portfolio
AAL Aggressive Growth Portfolio                      AAL Large Company Index Portfolio
AAL Small Cap Stock Portfolio                        AAL Equity Income Portfolio
AAL Small Cap Index Portfolio                        AAL Balanced Portfolio
AAL Mid Cap Stock Portfolio                          AAL High Yield Bond Portfolio
AAL Mid Cap Index Portfolio                          AAL Bond Index Portfolio
AAL International Portfolio                          AAL Money Market Portfolio

Portfolios may not be available in some states.

You may choose to invest in the AAL Fixed Account. The Fixed Account is part of AAL’s general account. AAL will credit interest to the Fixed Account cash value on a daily basis. AAL guarantees that the rate of interest will never be less than 4% annually.

This prospectus provides important information about this certificate and the AAL Variable Life Account I. Each subaccount of the AAL Variable Life Account I invests in a portfolio of the AAL Variable Product Series Fund, Inc.. A prospectus for the AAL Variable Product Series Fund accompanies this prospectus. Please read both prospectuses carefully and keep them for future reference. AAL has not authorized anyone to provide you with information that is contrary to that described inside this prospectus.

Aid Association for Lutherans is a fraternal benefit society operated under the laws of the State of Wisconsin. AAL offers investment and insurance benefits to its members, employees and affiliates. You may contact us at:

Aid Association for Lutherans
4321 North Ballard Road
Appleton, Wisconsin 54919-0001
Telephone: (800) 225-5225
(920) 734-5721
E-Mail: AALMAIL@AAL.ORG

No claim is made that this variable life insurance certificate is in any way similar to or comparable to a systematic investment plan of a mutual fund. The purpose of this variable universal life insurance certificate is to provide life insurance protection for the beneficiary named by the certificate owner.

It may not be advantageous to replace your existing insurance with this certificate.

Neither the Securities and Exchange Commission nor any state securities commission have approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

TABLE OF CONTENTS

DEFINITIONS

CERTIFICATE SUMMARY
         INTRODUCTION
         PURPOSE OF THE CERTIFICATE
         TYPES OF DEATH BENEFIT
         PREMIUM PAYMENTS
         INVESTMENT OPTIONS
         CHARGES
         ACCESSING CASH VALUE
         TERMINATION
         TAX CONSIDERATIONS
         REPLACEMENT

AAL, THE ACCOUNTS AND THE FUND
         AID ASSOCIATION FOR LUTHERANS
         VARIABLE ACCOUNT
         THE FUND
         INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS
         FIXED ACCOUNT
         REVIEW OF INVESTMENT STRATEGY

BENEFITS
         DEATH BENEFIT
         CHANGING YOUR DEATH BENEFIT OPTION
         INCREASING YOUR SPECIFIED AMOUNT
         DECREASING YOUR SPECIFIED AMOUNT
         DEATH BENEFIT GUARANTEE
         SUICIDE EXCLUSION
         MATURITY BENEFIT
         ADDITIONAL BENEFITS
         PARTIAL WITHDRAWALS
         LOANS
         SURRENDER

PREMIUMS
         FLEXIBILITY
         LIMITS
         NET PREMIUMS & PREMIUM ALLOCATION

CASH VALUE

         FIXED ACCOUNT CASH VALUE
         VARIABLE ACCOUNT CASH VALUE
         ACCUMULATED UNIT VALUE

         TRANSFERS
         SURRENDER VALUE

CHARGES AND EXPENSES

CERTIFICATE TERMINATION
         LAPSE AND REINSTATEMENT
         DEATH, MATURITY AND SURRENDER

PAYOUT OPTIONS

PROCESS, PAYMENTS AND SERVICE
         APPLYING FOR A CERTIFICATE
         REQUIREMENTS FOR CERTIFICATE ISSUANCE
         TIMELY PROCESSING
         WRITTEN REQUESTS
         TELEPHONE TRANSACTIONS
         DEATH CLAIMS

GENERAL INFORMATION
         FREE LOOK
         ENTIRE CONTRACT

         STATE VARIATIONS
         STATEMENTS IN THE APPLICATION
         CHANGE OF CERTIFICATE
         INCONTESTABILITY
         MISSTATEMENT OF AGE OR SEX
         MAINTENANCE OF SOLVENCY
         BASIS OF COMPUTATIONS
         REPORTS TO CERTIFICATE OWNERS
         MEMBERSHIP
         OWNERSHIP
         BENEFICIARY
         COLLATERAL ASSIGNMENT
         VOTING PRIVILEGES
         RIGHTS RESERVED BY AAL
         DIRECTORS AND OFFICERS

FEDERAL TAX MATTERS
         VARIABLE ACCOUNT TAX STATUS
         LIFE INSURANCE QUALIFICATION
         PRE-DEATH DISTRIBUTIONS
         MODIFIED ENDOWMENT CONTRACTS
         DIVERSIFICATION REQUIREMENTS

OTHER CONSIDERATIONS

         LITIGATION
         DISTRIBUTION

HYPOTHETICAL ILLUSTRATIONS

AAL CONSOLIDATED FINANCIAL STATEMENTS

AAL VARIABLE LIFE ACCOUNT I FINANCIAL STATEMENTS

DEFINITIONS

AAL: Aid Association for Lutherans, a fraternal benefit society organized under the laws of the state of Wisconsin, owned by and operated for its members. It is the issuer of the certificates.

AAL CMC: AAL Capital Management Corporation, an indirect subsidiary of Aid Association for Lutherans and a registered broker-dealer. It serves as principal underwriter of the certificates.

AAL Representative: An AAL District Representative who is appropriately licensed by state insurance department officials to sell the certificates, and is a licensed Registered Representative of AALCMC.

accumulation unit: A unit of measure used to calculate the cash value in each subaccount of the variable account. A further description is contained in the “Cash Value” section of this prospectus.

accumulation unit value: On any valuation date, the value of the accumulation unit of each subaccount of the variable account. A further description is contained in the “Cash Value” section of this prospectus.

age: The issue age of the insured plus the number of certificate years elapsed.

beneficiary: The person(s) named by the certificate owner to receive the death proceeds under the certificate. A beneficiary need not be a natural person.

cash value: The total value of the certificate. Cash value equals the sum of the subaccount cash values plus fixed account cash value.

certificate: The flexible premium variable life insurance certificate offered by AAL and described in this prospectus.

certificate anniversary: The same date in each succeeding year as the issue date.

certificate year: The 12-month period following the issue date or a certificate anniversary. The certificate year is always based upon the time elapsed since the issue date.

commuted value: The present value of any remaining future payments for the rest of the guaranteed payment period.

death benefit: The amount paid upon the death of the insured.

Death Benefit Option: Either of the two methods used to determine the death benefit.

Death Benefit Guarantee: A certificate provision that guarantees that insurance coverage will not lapse if you meet certain conditions.

Death Benefit Guarantee Premium: The minimum monthly premium required to keep your particular certificate’s death benefit guarantee in effect. Different combinations of age, sex, risk class, specified amount and additional benefits will result in different Death Benefit Guarantee premiums. Your Death Benefit Guarantee premium is listed on page 3A of your certificate and it is further described in the “Premiums” section of this prospectus.

fixed account: A cash value accumulation option that credits an interest rate. The fixed account is part of AAL’s general account, which includes all of AAL’s assets other than those in any AAL separate account.

Fund: AAL Variable Product Series Fund, Inc., which is described in the Fund prospectus accompanying this prospectus.

Home Office: AAL's office at 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, or such other place as AAL shall specify in a notice to the certificate owner.

insured: The person on whose life the certificate is issued.

Internal Revenue Code: The Internal Revenue Code of 1986, as amended.

issue age: The age of the insured as of his or her last birthday on or before the issue date.

issue date: The date insurance coverage begins under this certificate.

monthly deduction date: The date each month on which AAL deducts charges from cash value. It occurs each month on the nearest valuation date, on or preceding the day of the month which corresponds to the day of the month on which AAL issued the certificate. A further description is contained in the “Charges” section of this prospectus.

net asset value: The unit of valuation for a Fund portfolio as computed and described in such Fund's prospectus.

owner: The person or entity who owns the certificate. The person may be the insured or an employer, a trust or any other individual or entity specified in the application.

specified amount: Initially, the amount of life insurance for which AAL issued the Certificate. The specified amount of your certificate may change, as described in your certificate. This is further described in the “Benefits” section of this prospectus.

subaccount: A subdivision of the variable account. Each subaccount invests exclusively in the shares of a corresponding portfolio of the Fund. This is further described in the "Investment Options" section of this prospectus.

surrender value: Cash value less any applicable surrender charges and outstanding loan balances.

valuation date: Any day upon which both the New York Stock Exchange is open for regular trading and AAL is open for business.

valuation period: The period from the end of one valuation date to the end of the next valuation date.

variable account: The AAL Variable Life Account I, which is a separate account of AAL.

written request: A written request or notice signed by the certificate owner, received in good order by AAL at its Home Office.

we: AAL

you, your: The owner of the certificate.

CERTIFICATE SUMMARY

INTRODUCTION

As you read this prospectus, keep in mind that you are considering the purchase of a life insurance contract. Because a substantial part of your premiums pay for life insurance coverage, you should not buy this certificate unless a primary reason for your purchase is to provide life insurance protection. Variable life insurance provides primarily a death benefit but does have investment aspects. Because it has significant investment features that require you to make investment decisions and take investment risk, the certificate is classified as a form of a “security”. Securities offered to the public must be registered with the Securities and Exchange Commission and all prospective purchasers must receive a prospectus.

This section of the prospectus provides only an overview of the more significant provisions of the certificate. No claim is made that the certificate is in any way similar or comparable to a systematic investment plan of a mutual fund. Please refer to the rest of this prospectus for additional details.

PURPOSE OF THE CERTIFICATE

The primary purpose of this variable universal life insurance certificate is to provide life insurance protection for beneficiaries for as long as the certificate remains in effect. Upon the insured’s death, it provides a death benefit for a designated beneficiary. Additionally, the certificate may provide the benefit of cash accumulation, which may be available for loan or withdrawal during your lifetime.

Similar to traditional life insurance, the certificate’s features include a death benefit, accumulation of cash value and loan and surrender privileges. However, the certificate differs from traditional life insurance because it offers flexible premiums and a choice of investment alternatives, with varying risks and potential returns. There are no scheduled monthly or annual premiums.

The variable universal life certificate is built around its cash value. Cash value changes every business day based upon the investment experience of the subaccounts or amount of interest credited to the fixed account. Premiums increase cash value. Charges and cash you withdraw from the certificate decrease cash value.

Your choice of the timing and amount of premiums you pay, investment options, and your use of withdrawal and loan privileges will be essential in the certificate’s performance. The choices you make will directly impact how long the certificate remains in effect, its tax status and the amount of cash available for use.

TYPES OF DEATH BENEFIT

There are two death benefit options available. You may choose from either the level or variable death benefit options. Under the level death benefit option, the death benefit is generally the specified amount. In contrast, the variable death benefit is generally equal to the specified amount plus the certificate’s cash value, which can vary according to gains or losses of your selected investment options. Unless loans or withdrawals have been taken from cash value, the death benefit will never be less than the specified amount. You may change death benefit options as well as increase or decrease your specified amount, subject to insurability. Details are provided for in your certificate. See “Benefits – Death Benefit”

Each death benefit option provides a Death Benefit Guarantee. With the Death Benefit Guarantee, your certificate is guaranteed to stay in effect. Provided you pay required minimum premium amounts, this guarantee is available until the greater of age 65 or 10 years from the certificate issue date. See the “Premiums” section of this prospectus.

Your cash value may be an important part of your certificate. It may increase your death benefit. If your cash value builds to a large total compared to your specified amount, your death benefit will be increased as necessary to comply with federal tax law. This is required to maintain your certificate’s tax status as life insurance.

Additional benefits are also available. They include accidental death benefit, disability waiver, guaranteed purchase option, and applicant waiver. See your certificate for details.

PREMIUM PAYMENTS

You choose, within certain restrictions, when and how much premium to pay. To help keep your life insurance in effect, we recommend that you pay premiums that are sufficient to maintain your Death Benefit Guarantee. During the initial years of your certificate, it is very important to pay or exceed the Death Benefit Guarantee premiums. This helps build your cash value, making it more likely that your certificate will be able to cover certificate charges during any period of adverse investment returns. Taking loans and/or partial withdrawals may affect your Death Benefit Guarantee. To keep your Death Benefit Guarantee, your total premiums paid less partial withdrawals must equal or exceed the total Death Benefit Guarantee premiums plus any outstanding loan balance. See the “Premiums” section of this prospectus.

If you choose to make regular payments, AAL will send you billing statements for the amount you select. Billing statements may be sent quarterly, semi-annually or annually. Monthly payments can only be made through pre-authorized automatic payments.

The amount of premiums paid may effect the tax status of your certificate. The Internal Revenue Code’s definition of life insurance limits the amount of premium you may pay. See “Life Insurance Qualification.”

Important Note: The primary purpose for paying enough premiums to build your cash value is to cover increasing cost of insurance charges as the insured gets older. Unless you build your cash value over time, you will need to cover increasing costs with higher premium payments. Your cash value also depends upon the investment experience of the subaccount(s) in which your cash value is invested and, if this experience is low or negative, you may need to pay higher premiums.

INVESTMENT OPTIONS

The certificate allows you to choose where to allocate your net premiums (premiums minus the 3% premium expense charge). You may allocate net premiums among the various subaccounts and the fixed account.

Each subaccount invests in a portfolio of the AAL Variable Product Series Fund, Inc. The current portfolios are Money Market, Bond Index, High Yield Bond, Balanced, Equity Income, Large Company Index, Capital Growth, International, Mid Cap Index, Mid Cap Stock, Small Cap Index, Small Cap Stock, Aggressive Growth, and Technology Stock. Each portfolio has a different investment objective. Each subaccount’s cash value will increase or decrease based on the investment experience of that portfolio.

Net premiums you allocate to the fixed account are credited to your fixed account’s cash value. Cash value in the fixed account accumulates at a fixed rate of interest as declared by AAL. This rate is guaranteed never to be lower than 4%. The fixed account is a part of AAL’s general account. The general account includes all of AAL’s assets other than those in our separate accounts (including the variable account).

You may transfer the cash value among the subaccounts and fixed account, as specified in the certificate. This allows you to adjust your investment strategy at any time. It is important to note that there is a risk of loss of principal associated with investing in the subaccounts.

CHARGES

The following chart outlines your certificate charges, expenses and the portion of premiums allocated to your designated investment options.

Premium

                          Premium Expense Charge of 3%

     -    This charge is deducted from your premium and used to cover  fraternal costs and sales and other expenses.

                                   Net Premium

          This amount is allocated to one or more of the 14  subaccounts  in the
          AAL Variable Life Account or the Fixed Account. AAL invests subaccount assets in the  respective  portfolios of AAL Variable  Product  Series
          Funds.

                                   Cash Value

          On your  first  valuation  date,  the  Cash  Value is equal to the net premium  amount  minus any of the charges or credits  described  below which  may  be  due  on  that  date.  Thereafter,  the  value  of  the certificate  changes  daily.  Your  cash  value is equal to the sum of amounts allocated to the subaccounts and fixed account.

                     Changes in Your Cash Value Result from:

     +    Addition of any new net premiums;
     +/-  Addition or subtraction of amounts  reflecting the investment  gain or losses of the chosen subaccounts;
     +    Addition of interest on amounts  allocated to the fixed account.  This rate has a guaranteed minimum rate of 4%;
        +    Addition of interest on cash value  allocated to the fixed  account to secure a loan.  The fixed  account has a guaranteed  minimum  interest rate of 4%  (Separately,  interest is charged on any loan at an annual rate of 8%, dropping to 7 1/4 % after 15th anniversary);

     -    Subtraction of any amount withdrawn;
     -    Subtraction of the charges listed below, if and when made.

                               Portfolio Charges

        -    Management  fees and expenses - These charges are deducted from assets of the Fund portfolios (see attached Fund Prospectus). Fees range from
          .34% to 1.12%  of the  average  annual  daily  net  asset  value.  See
          "Deductions from Portfolios" on page 25.

                         Monthly Charges to Cash Value

     -    Mortality  and Expense Risk Charge  -This  charge is deducted  monthly from your cash  value.  For  certificate  years 1 to 15,  the  maximum charge is equal on an annual  basis to .90%.  For years 16 and beyond, the maximum charge is equal on annual basis to .40%.  For  certificate years 1 to 15, the current charge is equal on an annual basis to .75%.
          For certificate years 16 and beyond, the current charge is equal on an annual basis to .25%.

     -    Issue  Expense  Charge - For the first 36  months,  your cash value is reduced by an Issue  Expense  Charge that covers issue costs.  It will vary by age, risk class, specified amount and in most states, sex.

     -    Administrative  Charge  - A  monthly  Administrative  Charge  of $4 is deducted  to cover the  administrative  cost of  billing,  collection, reports and calculations.

     -    Cost of Insurance Charge - A Cost of Insurance  ("COI") charge will be deducted.  It is equal to the cost of insurance  rate times the amount at risk. The rate varies by issue age,  certificate years, risk class, and in most states,  by sex.  Annual  guaranteed  rates appear in your certificate.

        -    Additional  Benefit Charge - If your  certificate  includes  riders or additional  benefits,  an Additional  Benefit  Charge will be deducted from the certificate  cash value for those benefits.  Benefits include
          Guaranteed Purchase Option, Disability Waiver and Accidental Death.

     -    If the rating class of the insured results in extra charges, this will also be deducted.

                             Transactional Charges

     -    Surrender  Charge - If you  choose  to  surrender  or  terminate  your certificate or reduce the certificate's  specified amount, a surrender charge will be deducted from the cash value you receive. For the first three years of the  certificate,  surrender  charges remain level then grading to zero by the end of year ten.  Charges  depend on your issue age, sex (in most states) and risk class. New surrender  charges begin with each specified amount increase.

     -    Transfer  Charge  - We will  charge  $25  for  each  transfer  between
          subaccounts   and/or  the  fixed  account  in  excess  of  twelve  per
          certificate year.

     -    Partial  Withdrawal  Charge - There is a partial  withdrawal charge of
          $25 for each partial  withdrawal  after the first  withdrawal  in each certificate year.

     -    Change Fee - A $25 charge  will be  deducted  from cash value for each change to the certificate.

ACCESSING YOUR CASH VALUE

Access to your certificate’s cash value can be an extra benefit. You may access your cash value through partial withdrawals, loans, or a full surrender of your certificate. See “Benefits”.

Under certain circumstances, you may withdraw a portion of the certificate’s cash value without surrendering the certificate. The withdrawal amount is limited by the requirement that cash value after the withdrawal may not be zero or less than zero after deducting withdrawal charges.

You may take a loan for up to 92% (in most states) of your surrender value. AAL can charge a maximum interest rate of 8% per year on the loan balance until you reach your 15th certificate anniversary. Thereafter, the rate will drop to a maximum rate of 7 1/4% per year. Cash value securing the loan will be transferred to the fixed account and may be credited with a lower interest rate than those credited to other cash value in the fixed account at that time. AAL will determine the rates earned.

Both partial withdrawals and loans will reduce the cash value available to provide for certificate benefits. Before exercising these privileges, you should carefully consider the impact these distributions have on your certificate’s cash value and death benefit.

If you surrender your certificate, you will receive the surrender value, which equals the cash value less any surrender charge and outstanding loans (including interest you owe).

There may be tax consequences when money is received from a certificate. Please consult with your tax advisor.

TERMINATION

Unless the Death Benefit Guarantee is in effect, this certificate will terminate (lapse) when there is not enough cash value to pay the monthly charges. This may occur because of insufficient premium payments and/or negative or minimal performance of selected subaccounts. Should this happen, you have a short grace period to pay enough premiums to keep the certificate in effect. See “Certificate Termination”.

Additionally, your certificate will terminate under the following circumstances:

  The insured dies and the death benefit is paid.
  You surrender your certificate for its surrender value (cash value less loans and unpaid loan interest and surrender charges).
  If you reach age 100. At that time the cash value less any loans and unpaid loan interest, will be paid to you.

TAX CONSIDERATIONS

Although guidance is limited and there is some uncertainty, we anticipate that certificates issued on a standard premium class basis should generally be deemed a life insurance contract under the Federal tax law. There is less guidance, however, with respect to certificates issued on a rated or substandard basis and it is not clear whether such certificates will in all cases satisfy the applicable requirements. If a certificate qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the earnings under the certificate until there is a distribution from the certificate. Moreover, death benefits payable under the certificate should be completely excludable from the gross income of the beneficiary. Therefore, the beneficiary generally should not be taxed on these proceeds.

Depending on the total amount of premiums you pay, the certificate may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a certificate is treated as a MEC, then surrenders, partial withdrawals, and loans under the certificate will be taxable as ordinary income to the extent there are earnings in the certificate. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 ½. If the certificate is not a MEC, distributions will generally be treated first as a return investment in the certificate and then as taxable income. Neither distributions nor loans from a certificate that is not a MEC are subject to the 10% penalty tax.

See "Federal Tax Matters." You should consult a tax advisor for assistance in all certificate related tax matters.

REPLACEMENT

The replacement of life insurance is generally not in your best interest. In some cases, if you require additional coverage, the benefits of your existing contract may be protected by purchasing additional insurance or a supplemental contract. If you are considering replacing a life insurance contract, you should compare the benefits and cost of supplementing your existing contract with the benefits and cost of purchasing the certificate described in this prospectus.

AAL, THE ACCOUNTS AND THE FUND

AID ASSOCIATION FOR LUTHERANS

         Aid Association for Lutherans (AAL) was organized on November 24, 1902 under the laws of the State of Wisconsin and in compliance with Internal Revenue Code section 501(c)(8). AAL is a non-profit, non-stock, membership organization licensed to do business as a fraternal benefit society in all states. AAL has approximately 1.8 million members, over 10,000 local AAL branches, and is the nation’s largest fraternal benefit society in terms of assets and individual life insurance in force (over $90.7 billion in force). Membership is open to Lutherans and their families, individuals employed by or associated with Lutheran organizations, and individuals who are co-owners of closely held businesses owned primarily by Lutherans subject to AAL’s membership eligibility rules. AAL members are joined together for insurance, education and volunteer opportunities. AAL provides life insurance, disability income, long-term care insurance, retirement plans and investment products to its members. Investment products are distributed by AAL Capital Management Corporation, a wholly owned subsidiary. AAL’s principal address is 4321 North Ballard Road, Appleton, Wisconsin 54919-0001.

VARIABLE ACCOUNT

The AAL Variable Life Account I is a segregated asset account established by the Board of Directors of AAL on May 8, 1997 pursuant to the laws of the State of Wisconsin. The account meets the definition of “separate account” under the federal securities laws. The variable account is a unit investment trust, which is a type of investment company. It is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 Act). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the variable account.

AAL owns the assets of the variable account and keeps them legally segregated from the assets of the general account. The assets of the variable account shall, at the time during the year that adjustments in the reserves are made, have a value at least equal to the reserves and other contract liabilities with respect to the variable account and, at all other times, shall have a value approximately equal to or in excess of such reserves and liabilities. The assets of the variable account shall not be chargeable with liabilities arising out of any other business AAL may conduct, except to the extent that the assets of the variable account exceed the reserves and other contract liabilities of the variable account arising under the certificates supported by the variable account.

Income, gains and losses, whether or not realized, from the assets in each subaccount are credited to or charged against that subaccount without regard to any of AAL’s other income, gains or losses. The value of the assets in the variable account is determined at the end of each valuation date.

The variable account consists of fourteen subaccounts investing in the following portfolios:

AAL Technology Stock Portfolio           AAL Capital Growth Portfolio
AAL Aggressive Growth Portfolio          AAL Large Company Index Portfolio
AAL Small Cap Stock Portfolio            AAL Equity Income Portfolio
AAL Small Cap Index Portfolio            AAL Balanced Portfolio
AAL Mid Cap Stock Portfolio              AAL High Yield Bond Portfolio
AAL Mid Cap Index Portfolio              AAL Bond Index Portfolio
AAL International Portfolio              AAL Money Market Portfolio

The AAL Technology Stock, AAL Aggressive Growth, AAL Small Cap Stock, AAL Mid Cap Stock, AAL Mid Cap Index, AAL Capital Growth and AAL Equity Income portfolios will be available March 2, 2001.

        Each subaccount invests in a corresponding portfolio of the AAL Variable Product Series Fund, Inc. (Fund). Portfolios may not be available in some states. Net premiums allocated to a subaccount, and the resulting cash value will increase or decrease based on the investment experience of that subaccount’s corresponding Fund portfolio. You bear the investment risk for amounts in the subaccount(s).

AAL may substitute a different investment option for any of the current portfolios of the Fund. The substituted investment option may have different fees and expenses. However, before any such substitution, the approval of the Securities and Exchange Commission and applicable state insurance departments would be needed. You will be notified of any substitutions. Subaccounts may be opened, closed or substituted with regard to any of the following as of any specified date: 1) existing cash value; 2) future payments; and 3) existing and/or future owners.

THE FUND

The AAL Variable Product Series Fund, Inc. is a Maryland corporation registered with the SEC under the Investment Company Act of 1940, as a diversified, open-end investment company (commonly known as a mutual fund). This registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund. AAL served as the Funds’ investment adviser until December 31, 1999. As of January 1, 2000, AAL Capital Management Corporation (AAL CMC) became the Funds’ investment adviser.

Pursuant to the investment advisory agreement, AAL CMC determines which securities to purchase and sell, arranges the purchases and sales and helps formulate the investment program for the portfolios. AAL CMC implements the investment program for the portfolios consistent with each portfolio’s investment objectives, policies and restrictions. AAL CMC has retained Pacific Investment Management Company (PIMCO), Janus Capital Corporation (Janus), and Oechsle International Advisors, LLC (Oechsle LLC), under investment sub-advisory agreements, to provide investment advice to the High Yield Bond Portfolio, Aggressive Growth Portfolio and International Portfolio, respectively.

Shares of the Fund are currently offered to the AAL Variable Annuity Account I, AAL Variable Annuity Account II and to the AAL Variable Life Account I to fund benefits payable under the certificates issued through each account. Shares of the Fund are also offered to retirement plans including the Aid Association for Lutherans Savings Plan. The Fund may also offer its shares directly to AAL, other AAL separate accounts, subsidiaries or affiliated companies.

At this time, AAL does not anticipate any disadvantages to owners arising from the sale of Fund shares to support variable life insurance certificates and variable annuity certificates, or from shares being sold to separate accounts of insurance companies that may be affiliated with AAL. However, AAL will monitor events in order to identify any material irreconcilable conflicts that may arise, and will determine what action, if any, it should take in response to these conflicts. In addition, if AAL believes that the Fund’s response to any of these conflicts does not sufficiently protect owners, we will take appropriate action on our own.

The Fund currently consists of fourteen separate portfolios, each with its own investment objectives, investment program, policies and restrictions. The investment objectives of each portfolio are described below. No assurance can be given that each portfolio of the Fund will achieve its investment objective.

AAL CMC, a subsidiary of AAL, also offers mutual funds. The investment objectives and policies of certain Fund portfolios may be similar to the investment objectives and policies of other portfolios that AAL CMC may manage. The investment results of the Fund portfolios may be higher or lower than the results of such other portfolios. There can be no assurance, and AAL makes no representation, that the investment results of any of the Fund portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or sub-adviser.

INVESTMENT OBJECTIVES OF THE FUND PORTFOLIOS

AAL Technology Stock Portfolio

The portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

AAL Aggressive Growth Portfolio:

The portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

AAL Small Cap Stock Portfolio:

The portfolio seeks long-term capital growth by investing primarily in small company’s common stocks, and securities convertible into small company’s common stock.

AAL Small Cap Index Portfolio
(Formerly the AAL Variable Product Small Company Stock Portfolio):

This portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor’s SmallCap 600 Index* by investing primarily in common stocks included in the Index.

AAL Mid Cap Stock Portfolio:

The portfolio seeks long-term capital growth by investing primarily in common stocks and securities convertible into common stocks, of mid-sized companies.

AAL Mid Cap Index Portfolio:

The portfolio seeks total return that approximate the performance of the Standard & Poor's MidCap 400 Index, by investing primarily in common stocks included in the Index.

AAL International Portfolio
(Formerly the AAL Variable Product International Stock Portfolio):

This portfolio seeks to achieve long-term capital growth by investing primarily in a diversified portfolio of foreign stocks.

AAL Capital Growth Portfolio:

The portfolio seeks long-term growth by investing primarily in a diversified portfolio of common stocks and securities that are convertible into common stocks.

AAL Large Company Index Portfolio
(Formerly the AAL Variable Product Large Company Stock Portfolio):

The portfolio seeks to achieve investment results that approximate the performance of the Standard & Poor’s 500 Composite Stock Price Index* by investing primarily in common stocks included in the Index.

AAL Equity Income Portfolio:

The portfolio seeks current income, long term income growth and capital growth by investing primarily in a diversified portfolio of income-producing equity securities.

AAL Balanced Portfolio
(Formerly the AAL Variable Product Balanced Portfolio):

The portfolio seeks investment results consistent with a conservatively managed diversified portfolio by investing primarily in common stocks, bonds and money market instruments, each of which will be consistent with the investment policies of the AAL Variable Product Large Company Index, Bond Index and Money Market Portfolios, respectively.

AAL High Yield Bond Portfolio
(Formerly the AAL Variable Product High Yield Bond Portfolio):

This portfolio seeks to achieve high current income and secondarily capital growth by investing primarily in a diversified portfolio of high risk, high yield bonds commonly referred to as “junk bonds”. The portfolio actively seeks to achieve a secondary objective of capital growth to the extent it is consistent with the primary objective of high current income.

AAL Bond Index Portfolio
(Formerly the AAL Variable Product Bond Portfolio):

The portfolio seeks to achieve investment results that approximate the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

AAL Money Market Portfolio
(Formerly the AAL Variable Product Money Market Portfolio):

The portfolio seeks to provide maximum current income to the extent consistent with liquidity and a stable net asset value of $1.00 per share by investing in a diversified portfolio of high quality, short-term money market instruments.

* “Standard & Poor’s(R)", “S&P (R)", “S&P 500 (R)", “Standard & Poor’s 500", “500", “Standard & Poor’s SmallCap 600", “S&P SmallCap 600”, S&P MidCap 400, and Standard and Poor’s MidCap 400; are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by AAL. The product is are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Product.

The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index, S&P SmallCap 600 Index, and S&P MidCap 400 Index to track general stock market performance. S&P’s only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, S&P SmallCap 600 Index, and S&P MidCap 400 Index, which are determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index, S&P SmallCap 600 Index, and S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index, S&P SmallCap 600 Index, and S&P MidCap 400 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index, S&P SmallCap 600 Index, and S&P MidCap 400 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, S&P SmallCap 600 Index, and S&P MidCap 400 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

FIXED ACCOUNT

The fixed account offers the potential for cash value accumulation through the crediting of interest. Interest is credited on each premium allocated or transferred to the fixed account. From the date of the allocation or transfer, interest is credited daily.

All premiums allocated to the fixed account become part of AAL’s general account. The general account consists of all assets owned by AAL other than those separated in the Variable Account or any separate account. Subject to applicable law, AAL has sole discretion over the investment of the general account assets. You do not share directly in the investment returns of those assets. Instead, each quarter, AAL will declare an effective annual interest rate for the fixed account. AAL guarantees that the effective interest rate will never be less than 4% annually. (A lower rate of interest may be credited to the portion of the fixed account securing a loan.)

AAL may credit interest at a rate in excess of 4% per year. However, AAL is not obligated to do so. There is no specific formula for the determination of excess interest. Such excess interest, if any, will be based on numerous factors. Some of the factors that AAL may consider, include but are not limited to, general economic trends, AAL’s current and anticipated investment returns, regulatory requirements and competitive factors.

Any interest credited to amounts allocated to the fixed account in excess of 4% per year will be determined at the sole discretion of AAL. The owner assumes the risk that interest credited to fixed account allocations may not exceed the minimum guarantee of 4% for any given year.

Any premiums allocated to the fixed account will be subject to all certificate fees, charges and expenses.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 (1933 Act), and the fixed account has not been registered as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the fixed account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the fixed account option and the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

REVIEW OF INVESTMENT STRATEGY

You should periodically review the allocation of your cash value among the subaccounts and fixed account. Consider the current market conditions, investment risks and objectives of the portfolios and your own objectives. A full description of the portfolios, their investment objectives, policies and restrictions, expenses, risks and other aspects of their operation is contained in the accompanying prospectus for the Fund. Read the accompanying Fund prospectus carefully.

You may transfer the cash value among the subaccounts and fixed account by submitting a proper written request to AAL’s Home Office. You may also transfer by telephone by completing a Telephone Transaction Authorization Form.

Twelve transfers per certificate year may be made from subaccounts without charge. Only one transfer may be made from the fixed account in each certificate year. The transfer may not exceed greater of $500 or 25% of the cash value in the fixed account at the time of transfer.

BENEFITS

DEATH BENEFIT

The death benefit is the amount payable upon the death of the insured. At the time of purchase, you must choose between the Level or Variable Death Benefit options. The amount payable under either option will be determined as of the date of the insured’s death. Loans, plus unpaid loan interest, and withdrawals reduce the death benefit paid.

Level Death Benefit - Option 1

As the name suggests, the death benefit for this option remains level, but in limited situations will vary. Under this option, the death benefit is the greater of the specified amount, or the death benefit factor multiplied by cash value. If your certificate is kept in force for several years and your cash value increases, your death benefit may be increased by a death benefit factor. This factor helps to ensure that your death benefit is large enough to qualify as life insurance under federal tax law. The death benefit factor depends upon your age at your date of death. For ages 0 through 40, the factor is 2.5 and afterwards decreases yearly to 1 at age 95. A table of death benefit factors is contained in your certificate.

You should consider death benefit option 1 if: (1) you do not expect your insurance needs to generally increase; or (2) you wish to minimize your insurance costs. In general, option 1 provides greater growth in cash value than option 2. In keeping the death benefit level, any increases in cash value reduce the actual amount of insurance at risk.

Variable Death Benefit - Option 2

Option 2 provides a death benefit that varies over time. Under this option, the death benefit will be the greater of the specified amount plus cash value or the death benefit factor (described above) multiplied by cash value. The death benefit fluctuates along with your cash value.

You should consider death benefit option 2 if: (1) you expect your insurance needs to increase or (2) you wish to have the potential for an increasing death benefit. In general, Option 2 provides a greater death benefit than Option 1.

CHANGING YOUR DEATH BENEFIT OPTION

You may request to change your death benefit option at any time. Upon approval, we will increase or decrease the specified amount so your death benefit immediately after the change will be the same as immediately before the change. If the change is approved, AAL will compute the certificate charges and make the appropriate changes.

If you change from the level death benefit option to the variable death benefit option, we will reduce your specified amount by the amount of cash value you have accumulated on the date the change takes place. The change is not allowed if it reduces your specified amount below $10,000. If you change from the variable death benefit option to the level death benefit option, your specified amount increases. The increase is determined so your death benefit immediately after the change will be the same as immediately before the change. AAL may require proof of insurability for the increased specified amount.

Changing your certificate from a level to a variable death benefit during the first ten years may result in the assessment of a surrender charge. Your specified amount of insurance decreases so your death benefit immediately after the change will be the same as immediately before the change. Additionally, a $25 charge will be applied against your cash value for each death benefit option change.

There may be tax consequences when you change your death benefit option. Please consult your tax advisor.

INCREASING YOUR SPECIFIED AMOUNT

Subject to AAL’s underwriting guidelines and policies, you have the right to increase the specified amount at any time on or before the certificate anniversary following the insured’s 80th birthday. Requirements for increasing your specified amount are: (1) you must provide proof of insurability for the increase; (2) increases must be at least $10,000, and (3) you must provide proof of insurable interest, if you are not the insured. When an increase is approved, it becomes effective as of the date shown on your certificate amendment.

Increases in your specified amount will result in additional charges. Charges will be computed at existing rates at the time of increase. Each increase will be subject to AAL’s issue expense charge. The issue expense charge is based on the insured’s sex and age on the last certificate anniversary. This charge will apply for the number of months shown on your amended certificate information page. (Page 3A.1) The cost of insurance rates for each increase will vary based on factors such as sex (in most states), risk class, age and the time elapsed since issue.

A new set of surrender charges will also apply to each increase in the specified amount. These charges will be shown on page 3A.1.

An increase in your specified amount, along with other factors, may cause your contract to be classified as a Modified Endowment Contract and could have other tax consequences. Please consult your tax advisor. See “Modified Endowment Contract”.

DECREASING YOUR SPECIFIED AMOUNT

On or after your first Certificate Anniversary, you have the right to decrease your specified amount. Requirements for decreasing your specified amount are: (1) the specified amount remaining in effect cannot be less than $10,000 and (2) premiums or cash value must be in compliance with Internal Revenue Code’s limits. AAL reserves the right to refuse to accept premiums, and to refund premiums, earnings on premiums, or cash value necessary to ensure compliance with requirements in the Internal Revenue Code for tax deferral or exclusion of increases in cash value and death benefits from gross income.

The decrease will become effective as of the date the request is received at the Home Office. The decrease will be subtracted first from any previous increases in the specified amount, starting with the most recent, then from the original specified amount.

A surrender charge will be subtracted from the cash value if a surrender charge is in effect for that part of the specified amount decreased. The surrender charges are shown on the Table of Surrender Charges in the certificate.

A decrease in your specified amount may cause your contract to be classified as a Modified Endowment Contract and could have other tax consequences. Please consult your tax advisor. See “Modified Endowment Contract”.

DEATH BENEFIT GUARANTEE

The Death Benefit Guarantee assures that your coverage will continue even if the cash value is insufficient to pay the current monthly deductions. However, the guarantee is contingent upon payment of your Death Benefit Guarantee Premium.

The Death Benefit Guarantee Premium is the minimum monthly premium required to keep your Death Benefit Guarantee in effect. Your particular Death Benefit Guarantee Premium is listed on your certificate. Your Death Benefit Guarantee Premium is equal to:

  a factor, based on age, sex, and risk class, multiplied by your specified amount divided by 1,000; plus the monthly administrative charge of $4; plus
  required premiums for each additional benefit you choose.

Each month, we will determine if your Death Benefit Guarantee remains in effect. The Death Benefit Guarantee will remain in effect if:

  the sum of all premiums paid (less any partial withdrawals) is greater than or equal to the Death Benefit Guarantee Premium times the number of months since the certificate issue date, plus any outstanding loan balance, and ;
  the insured’s age is less than 65 or the certificate has been in effect no more than 10 years.

If part 1) of the test is not met, AAL will notify the certificate owner within 30 days after the day which it has been determined that an insufficiency has occurred and allow two Monthly Deduction Dates to pay sufficient premiums or loan repayments. If you do not pay the required premium, the Death Benefit Guarantee will expire and cannot be reinstated. However, this does not necessarily terminate your certificate. See “Lapse and Reinstatement”.

Changes in the specified amount or additional benefits will change the Death Benefit Guarantee Premium. The new Death Benefit Guarantee Premium is required from the first Monthly Deduction Date following the change.

Please note that the Death Benefit Guarantee will terminate automatically at age 65 or 10 years after the issue date, whichever is later. After automatic termination, the insurance coverage provided by the certificate will be funded by your cash value. The certificate will remain in force until your surrender value is not large enough to pay monthly deductions or your certificate reaches its maturity date. See “Lapse and Reinstatement.”

In some states, the Death Benefit Guarantee is not available for certain underwriting classes.

SUICIDE EXCLUSION

Generally, if the insured commits suicide within one year of the issue, AAL will not pay a death benefit but will return all premiums paid. The period of the suicide exclusion provision becomes effective at issue and upon each increase in the specified amount. If a suicide occurs within one year of the increase, only monthly deductions will be refunded.

MATURITY BENEFIT

Upon the insured attaining age 100, the certificate will provide a maturity benefit equal to the cash value less any loans.

ADDITIONAL BENEFITS

Several additional benefits are available on most certificates. They include Accidental Death Benefit, Disability Waiver, Guaranteed Purchase Option and Applicant Waiver. See your certificate for details.

PARTIAL WITHDRAWALS

Partial withdrawals offer you a way to access your cash value. The amount of a partial withdrawal may not exceed the surrender value on the date of the request. It is implemented by either the redemption of accumulation units and/or reduction in the fixed account balance. The partial withdrawal will be taken from the subaccounts and fixed account according to the ratio that the certificate’s cash value in the subaccount or fixed account bears the total cash value of the certificate at the time of the partial withdrawal; or according to any other administrative option which you choose and is available at the time of the partial withdrawal. A $25 charge will be deducted from the cash value for each partial withdrawal after the first one in any certificate year. An amount withdrawn may not be repaid.

For a certificate with the level death benefit option:

A partial withdrawal will reduce your cash value, specified amount, death benefit and the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. If the death benefit is equal to the specified amount at the time of the partial withdrawal, the amount of the reduction in the death benefit will be equal to the amount of the partial withdrawal. If the death benefit is greater than the specified amount; (a) the specified amount will be reduced by the amount (if any) by which the withdrawal amount exceeds the difference between the death benefit and the specified amount, (b) the new death benefit will be based on the death benefit factor, cash value, and specified amount after the reduction.

The specified amount remaining in effect after a partial withdrawal may not be less than $10,000. Any request for a partial withdrawal that would reduce the specified amount below this amount will not be granted.

For a certificate with the variable death benefit option:

A partial withdrawal will reduce the cash value, death benefit and “premiums paid”. Since the “premiums paid” are reduced, withdrawals also affect the amount of premiums considered paid to meet the Death Benefit Guarantee Premium requirement. It will not reduce the specified amount.

A partial withdrawal may have tax consequences. See "Federal Tax Matters". It is important to note that if the specified amount is decreased, there is a possibility that the contract might be classified as a Modified Endowment Contract. See "Modified Endowment Contract".

LOANS

Using your certificate as security, you may borrow up to 92% (in most states) of your surrender value. Interest will accrue on a daily basis at a maximum annual rate of 8% on the loan balance until you reach your 15th certificate anniversary. Thereafter the rate will drop to a maximum 7 1/4% per annum. (Please note that these rates are the maximum rates, current rates may be less.) When a loan is made, cash value in the fixed account will be used as security for the loan. To ensure that the fixed account has enough cash value to secure the loan, cash value will be transferred from the subaccounts or fixed account according to the ratio that the cash value in the subaccounts or fixed account bears to the total cash value; or according to any other administrative option you choose and available at the time of the loan. The amount transferred will continue to be treated as part of the certificate’s cash value.

Each month, if the total loan (principal plus accrued interest) exceeds the total fixed account cash value, the difference will be transferred from the variable subaccounts to the fixed account as security for the loan. A lower interest rate may be credited to the portion of the fixed account cash value that equals the amount of the total outstanding loan. AAL will determine the rate credited. The rate credited will never be less than 4% annually. Therefore, the net cost of the loan will be a maximum of 4% on loans before the certificate’s 15th Anniversary and 3 ¼% thereafter.

While your certificate is in force, you may repay, at any time, all or part of your loan. You must indicate when a loan repayment is being made. Unless you indicate, all payments we receive will be considered premium payments. Upon your request, AAL will set up a loan repayment schedule for you. When you repay all or part of a loan, we will increase the portion of the cash value in the subaccounts by the amount of the repayment. Repayments will be allocated according to your premium investment allocation. The longer the loan is outstanding, the greater the negative impact it will have on cash value growth.

Loans are considered when testing whether Death Benefit Guarantee requirements have been met. A loan will not affect the Death Benefit Guarantee as long as loans and loan interest do not equal or exceed the cash value less applicable surrender charges.

A loan will reduce your surrender value as well as your death benefit. Depending upon investment performance of the subaccounts and the amounts borrowed, loans may cause your certificate to lapse. If your certificate lapses with an outstanding loan, adverse tax consequences may result. You should carefully consider the impact on your certificate’s death benefit, before exercising these privileges.

A loan may have tax consequences. See "Federal Tax Matters".

SURRENDER

You may surrender this certificate for its surrender value by sending a written request to AAL. If you surrender your certificate, you will receive the cash value less any surrender charge and outstanding loan balance.

A full surrender of your certificate may have tax consequences. See "Federal Tax Matters".

PREMIUMS

FLEXIBILITY

This certificate is a flexible premium contract. After a minimum initial premium, premiums may be paid at any time and in any amount, subject to some restrictions. There are no scheduled premium due dates. However, AAL has the ability to assist you by scheduling planned periodic premiums. Planned periodic premiums are premiums you choose to pay on a regular basis. AAL will send you billing statements for an amount you select. You can choose quarterly, semi-annual or annual statements. Pre-authorized automatic monthly check payments may also be arranged. Changes in frequency and payment amounts may be made at anytime. AAL recommends that you pay at least the Death Benefit Guarantee Premiums to protect your certificate from lapsing.

It is very important to pay the Death Benefit Guarantee Premiums. This helps build your cash value, making it more likely that your certificate will have enough value to pay certificate charges during any period of adverse investment returns.

Under certain circumstance, large premium payments may cause the certificate to be characterized as a Modified Endowment Contract. See “Modified Endowment Contract”. You should discuss with your AAL representative the amount and frequency of your premiums.

LIMITS

AAL reserves the right to:

- limit any increase in planned periodic premiums.

- limit the number and amount of payments in addition to planned periodic payments.

- refuse any premium that adversely affects life insurance qualification under the Internal Revenue Code.

The Internal Revenue Code excludes from gross income, life insurance death benefits and increases in cash value prior to receipt by the owner. To qualify for this exclusion, federal tax law limits the premiums you may pay and requires that the cash value be limited to a certain percentage of the death benefit. AAL will return the portion of any premium payment that causes the limit on premiums to be exceeded.

In the event of a reduction in the specified amount, or other changes to the certificate which cause the premiums paid or the cash value to exceed the applicable limit stated in the Internal Revenue Code regarding the definition of life insurance, AAL will refund any excess premiums or cash necessary to comply with the limit stated in the Internal Revenue Code.

NET PREMIUMS & PREMIUM ALLOCATION

When you purchase this certificate, you must decide how to allocate your net premiums among the available subaccounts and fixed account. At purchase, you select a percentage for each account that will be used to allocate each net premium. You may change your allocation percentages at any time. Selected percentages must be a whole percent and in aggregate, must equal 100%.

When a premium payment is made, AAL will deduct a 3% premium charge for sales expenses and fraternal activities from the premium. The remainder of the premium is called the “Net Premium”. Net premiums are the amounts allocated among the various subaccounts.

Your initial net premium will be allocated to the accounts you choose (or to the Money Market Account as discussed below) at the time the certificate is issued. AAL will issue your certificate if all underwriting and other requirements are met. Certificates are issued only on a valuation date from the 1st through the 28th of any month. New certificates that are ready for issuance on the 29th through the 31st of any month will be issued on the first valuation date in the following month. After issue, all net premiums are allocated according to the premium allocation percentages you have chosen. If AAL receives your premium payment before the close of the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) on a valuation date, allocation occurs at the end of the day in which payment is received. If your payment is received on a non-valuation date or after the NYSE closes, the allocation occurs as of the end of the next valuation date. See definition of “Valuation Date” in the “Definitions” section of this prospectus.

AAL has a plan that permits you to pay premiums on a regularly scheduled basis by an automatic deduction from savings or checking accounts. Premium payments under this plan will be allocated to the subaccount(s) or fixed account on the date you select. However, when the date selected falls on a date that is not a valuation date, such as a holiday or weekend, the premium will be allocated as of the closest preceding valuation date.

If you are within your “free look” period, allocation of your initial premiums in accordance with your instructions may be delayed. In certain states, a refund of premium or the greater of premium or accumulated values is required if you exercise your free look privilege. See “Free Look” in the “General Information” section of this prospectus. In these states, AAL reserves the right to allocate net premiums to the Money Market subaccount until the expiration of the free look period plus an additional 5 day period. After this period, AAL will allocate your cash value to the subaccounts and the fixed account based on your net premium allocation percentages.

CASH VALUES

On the issue date of this certificate, the cash value is the first net premium less any monthly deductions. After the issue date, cash value is equal to the sum of the cash values in the certificate’s subaccount and fixed account.

The cash value of your certificate, at any one time, is determined by:

  multiplying the total number of accumulation units for each subaccount by its appropriate current accumulation unit value;
  if you have elected a combination of subaccounts, totaling the resulting values; and
  adding any value in the fixed account.

While loans are not deducted from cash value, loans do reduce the amount you would receive upon surrender of your certificate and the amount available to pay charges. Loans do not share in the investment performance of the subaccounts and also accrue interest charges which may result in less interest credited to your certificate than if the amounts were allocated to the fixed account.

Over the life of your certificate, many factors determine its cash value. They include:

- premiums paid
- the investment experience of the subaccounts
- interest credited to the fixed account
- loans taken and loan repayments
- partial withdrawals taken
- and charges and deductions taken

Because a certificate’s cash value is based on the variables listed above, it cannot be predetermined. Cash value in the variable account will largely be determined by market conditions and investment experience of the Fund’s portfolios corresponding to the subaccounts chosen by the owner. The owner will bear all such risk.

The value of the fixed account is guaranteed as to principal and interest at 4%, subject to the charges described in the “Charges” section. There is no guaranteed minimum cash value for the variable account.

FIXED ACCOUNT CASH VALUE

The fixed account cash value reflects net premiums allocated to the fixed account, transfers of cash value to or from the subaccounts, interest credited, and any deductions. Each day the cash value in the fixed account will change based upon these factors. See the certificate for further detail.

VARIABLE ACCOUNT CASH VALUE

Number of Accumulation Units

The number of accumulation units in any subaccount may increase or decrease at the end of each valuation period. This fluctuation depends on the transactions that occur in the subaccount during the valuation period. When transactions occur, the actual dollar amounts of the transactions are converted to accumulation units. The number of accumulation units is determined by dividing the dollar amount of the transaction by the accumulation unit value of the subaccount at the end of the valuation period during which the transaction occurs.

The number of accumulation units in a subaccount increases when the following transactions occur during the valuation period:

- net premiums are allocated to the subaccount; or
- cash value is transferred to the subaccount from another subaccount or from the fixed account.

The number of accumulation units in a subaccount decreases when the following transactions occur during the valuation period:

- cash value is transferred from the subaccount to another subaccount or to the fixed account, including loan transfers; or
- partial withdrawals and partial withdrawal charges are taken from the subaccount; or
- monthly deductions or transfer charges are taken from the subaccount; or
- a charge for a death benefit option change is allocated to the subaccount; or
- a charge for a certificate change is allocated to the subaccount; or
- surrender charges are allocated to the subaccount.

Accumulation Unit Value

For each subaccount, the initial accumulation unit value was set when the subaccount was established. The accumulation unit value may increase or decrease from one valuation period to the next.

The accumulation unit value for a subaccount for any valuation period is equal to:

- the net asset value of the corresponding Fund portfolio at the end of the valuation period;
- plus the amount of any dividend, capital gain or other distribution made by the Fund portfolio if the "ex-dividend" date occurs during the valuation period;
- plus or minus any cumulative credit or charge for taxes reserved which is determined by AAL to have resulted from the operation of the portfolio;

- divided by the total number of accumulation units held in the subaccount at the end of the valuation period before any of the transactions, referred to in the “Number of Accumulation Units” subsection above, have occurred.

TRANSFERS

You may transfer the cash value among the subaccounts and fixed account by submitting a proper written request to AAL’s Home Office. You may also transfer by telephone by completing a Telephone Transaction Authorization Form.

Twelve transfers per certificate year may be made from subaccounts without charge. There will be a $25 charge for each transfer in excess of twelve.

Only one transfer may be made from the fixed account in each certificate year. The transfer may not exceed the greater of $500 or 25% of the cash value in the fixed account at the time of transfer. This transfer is not subject to any charge.

Any transfer among the subaccounts or to the fixed account will result in the crediting and cancellation of accumulation units based on the accumulation unit values. Calculations are made as of the end of the valuation period during which a proper transfer request is received. The transfer amount must be at least $500. If it is for the entire cash value from an account, the transfer amount may be less. Of the total transfer being made, the amount transferred to any account must be at least $50.

You should carefully consider current market conditions and each portfolio's investment policies and related risks before allocating money to the portfolios.

SURRENDER VALUE

The surrender value is the total amount you may withdraw from the certificate. It is equal to the cash value less any surrender charges and any outstanding loan principal and accrued interest. The surrender value changes daily, reflecting increases and decreases in the value of the portfolios in which the assets of the subaccounts are invested. It is possible for the surrender value of your certificate to decline to zero because of unfavorable investment performance or outstanding loans.

You will be advised as to the number of accumulation units which are credited to the certificate, the current accumulation unit values, the variable account cash value, the fixed account cash value, the total cash value and the surrender value at least annually.

CHARGES AND EXPENSES

Charges are necessary to pay for death benefits, to cover the expenses generated by issuing and administering the certificate, and to fund AAL’s fraternal activities.

In addition to the charges described below, a $25 change fee will be charged if you choose to make changes to your certificate. Such certificate changes include but are not limited to, a change in risk class, death benefit options, and additional benefits.

The following is an explanation of our charges:

DEDUCTIONS FROM PREMIUM:

A charge of 3% of each premium payment is taken to cover sales and other expenses and provide support for AAL’s fraternal activities. To the extent that sales expenses are not recovered from this charge, AAL may recover these expenses from other sources, including the mortality and expense risk charge described below.

DEDUCTIONS FROM PORTFOLIOS

We deduct an investment advisory fee and other expenses daily from each portfolio of funds. Currently, these fees and expenses range from 0.34% for the Large Company Index Portfolio to 1.12% for the Aggressive Growth Portfolio. The Technology Stock, Aggressive Growth, Small Cap Stock, Mid Cap Stock, Mid Cap Index, Capital Growth and Equity Income were not in existence and thus have not incurred any expenses for the period ended December 31, 2000.

The advisory fees and other expense are expressed as a percentage of average annual net assets. The expenses for the year ended December 31, 2000 are as stated in the following chart.

Portfolio                    Investment            Other Expenses             Total Expenses
                             Advisory Fees                                    (Net of
                                                                              Reimbursement)
                                              w/o
                                              Current      Reimbursement
---------------------------- ---------------- ------------------------------- --------------

AAL Technology Stock              .75%            0%             0.32%               0.75%
AAL Aggressive Growth             .80%            0%             0.32%               0.80%
AAL Small Cap Stock               .70%            0%             0.30%               0.70%
AAL Small Cap Index*              .35%           0.05%            NA%                0.40%
AAL Mid Cap Stock                 .70%            0%             0.40%               0.70%
AAL Mid Cap Index                 .35%            0%             0.50%               0.35%
AAL International                 .80%            0%             0.18%               0.80%
AAL Capital Growth                .65%            0%             0.32%               0.65%
AAL Large Company Index*          .31%           0.03%            NA%                0.34%
AAL Equity Income                 .45%            0%             0.51                0.45%
AAL Balanced*                     .32%           0.03%            NA%                0.35%
AAL High Yield Bond               .40%            0%             0.13%               0.40%
AAL Bond Index                    .35%            0%             0.09%               0.35%
AAL Money Market                  .35%            0%             .07%                0.35%

*  Other Expenses are not reimbursed.

Currently, AAL CMC, adviser to the AAL Variable Product Series, Inc. (Fund), is voluntarily reimbursing all expenses other than investment advisory fees for AAL Technology Stock, AAL Aggressive Growth, AAL Small Cap Stock, AAL Mid Cap Stock, AAL Mid Cap Index AAL International , AAL Capital Growth, AAL Equity Income, AAL High Yield Bond AAL Bond Index, and AAL Money Market Portfolios. Beginning March 1, 2001, the voluntary reimbursement does not apply to AAL Small Cap Stock Portfolio, AAL Large Company Index Portfolio and AAL Balanced Portfolio. The adviser can terminate or reduce the voluntary reimbursement upon 30-day notice to the Fund. The chart above reflects total annual expenses for the portfolios for the year ended December 31, 2000. Other Expenses and Total Expenses for the AAL Technology Stock, AAL Aggressive Growth, AAL Small Cap Stock, AAL Mid Cap Stock, AAL Mid Cap Index, AAL Capital Growth and AAL Equity Income portfolios are based on estimates for the current fiscal year.

MONTHLY DEDUCTIONS FROM CASH VALUE

(1)	A monthly administrative charge of $4 is deducted to cover administrative costs. This charge is for expenses such as premium billing and collection, certificate value calculation, transaction confirmations and periodic reports.

(2)	A monthly issue expense charge is deducted to cover issue costs. It is deducted for the first 36 months after issue and at each specified amount increase. This charge will vary by age, risk class, specified amount and, in most states, sex.

(3)	A cost of insurance charge is deducted. This charge varies by risk class, amount at risk, specified amount and, in most states, sex. Costs of insurance rates are determined by AAL based upon expectations as to future mortality and expense experience. Any change in these rates will be applied on a uniform basis to all insureds of the same risk class. However, AAL cannot use cost of insurance rates higher than the annual guaranteed cost of insurance rates shown in the certificate. The guaranteed rates are no greater than the 1980 Commissioners Standard Ordinary Mortality Tables (and, where unisex cost of insurance rates apply, the 1980 Commissioners Standard Ordinary Mortality Table B). These rates are based on the age and risk class of the insured. They are also based on the sex of the insured however unisex rates are used where appropriate under applicable laws. AAL may profit from the cost of insurance charge and any profit may be used to pay for sales expenses.

(4)	Monthly mortality and expense risk charges are deducted from the variable account to pay for the mortality and expense risks borne by AAL. The mortality risk assumed is that the insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the certificate will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the certificates and operating the separate account will be greater than the charges assessed for such expenses. AAL will realize a gain from this charge to the extent it is not needed to provide mortality benefits and expenses under the certificates, and will realize a loss to the extent the charge is not sufficient. Any profit may be used to pay for sales expenses. For certificates less than 15 years old, the monthly mortality and expense risk charge is guaranteed never to exceed 0.075% of the total subaccount cash value (approximately 0.9% annually). The charge is applied to the total cash value in the subaccounts on each monthly deduction date. For certificates 15 years old and older, the mortality and expense rate is guaranteed to be at least 0.04166% percent (approximately 0.5% annually) less than the effective rate for certificates which have not reached their 15th certificate anniversary. Currently, the first 15 years the monthly charge is 0.0625% (approximately 0.75% annually) of the total subaccount cash value. This charge drops to 0.02083% (approximately 0.25% annually) of the total subaccount cash value in certificate year 16. (No mortality and risk expense charges are deducted from the fixed account.)

Monthly deductions are deducted from each account on a basis proportional to the cash value in that account. For subaccounts, this is accomplished by selling accumulation units and withdrawing their value from that account. For the fixed account, the cash value is reduced by the fixed account’s proportion of the monthly deduction. The monthly deduction is made as of the same date each month, beginning with the issue date, if that day of the month is a valuation date. If that day of the month does not fall on a valuation date, the deduction date is the nearest previous valuation date.

SURRENDER CHARGE

If you choose to surrender your certificate or reduce your specified amount, AAL will reduce your cash value by the surrender charge. This charge is imposed as a deferred sales and administrative charge. It covers expenses associated with underwriting, issuing and distributing the certificate. Deductions will be made proportionately from each of your selected subaccounts and the fixed account.

The initial surrender charge is assessed on a per thousand basis. The amount per thousand varies by sex (in most states), risk class and issue age. This is a declining charge that terminates at the end of the 10th certificate year. Your actual surrender charges are listed in your certificate.

If you increase your certificate’s specified amount, a new surrender charge is applicable, in addition to the existing surrender charge. It is based on an amount per thousand of the specified amount increase. The actual surrender charges for the increased specified amount will be listed separately on an amendment to your certificate. The amendment will be mailed to you at the time of the increase. For the first three years, the surrender charge for the increase is level, thereafter, it declines annually by 1/8th of the initial charge.

Beginning in the 11th year after the issue date (assuming no increases in specified amount), the surrender charge will be zero.

The following is an example of surrender charges for a 35-year-old male, $100,000 specified amount and a standard nonsmoker risk class:

Example:

Certificate Year         Surrender Charge per
                              Thousand
       1                       $10.26

       2                       $10.26

       3                       $10.26

       4                       $8.98

       5                       $7.70

       6                       $6.41

       7                       $5.13

       8                       $3.85

       9                       $2.57

      10                       $1.28

      11                       $0.00

If you decrease the specified amount while the surrender charge applies, a surrender charge will be assessed. The charge is assessed proportionately to the amount of the decrease, based on the surrender charges for the specified amount from which the decrease is subtracted. The decrease will be subtracted first from any previous increase in the specified amount, starting with the most recent, then from the original specified amount.

TRANSFER CHARGE

Twelve transfers per certificate year may be made between subaccounts and/or the fixed account without charge. AAL will charge $25 for each transfer in excess of twelve.

The value of the variable account’s net assets will reflect the investment advisory fee and other expenses incurred by the underlying Fund portfolios. For more information on these fees and expenses, see the “Deductions from Portfolios” table included in the “Charges and Expenses” section of the prospectus.

CERTIFICATE TERMINATION

LAPSE AND REINSTATEMENT

Lapse

Your certificate will lapse if:

  your monthly charges are greater than your surrender value, your Death Benefit Guarantee is not in effect, and
  payment sufficient to cover the next two monthly deductions is not received within 61 days of notification of the cash value deficiency (in most states).

        If this cash value deficiency occurs, you have the right to reinstate your certificate, within certain limitations. The requirements for reinstatement and associated limitations are described below and in more detail in your certificate.

Reinstatement

You may reinstate the certificate any time within three years after it has lapsed. However, reinstatement cannot occur if the certificate was surrendered. To reinstate your certificate you must submit proper evidence of insurability and pay a premium equal to:

  the reinstated loan amount; plus
  any surrender charge at the time of reinstatement; plus
  the first two monthly deduction amounts after reinstatement; less the cash value at termination; less
  any surrender charge credited back at reinstatement; plus
  the new surrender charge taken for any reduction in the specified amount you request at reinstatement plus 3% on the sum of the above to cover the percent of premium charge.

The premium paid upon reinstatement will be used first to pay any unpaid monthly deductions that occurred during the grace period. Your certificate will then be reinstated as of the date AAL approves your application for reinstatement.

If you reinstate your certificate, AAL will not contest the validity of the reinstated certificate after it has been in effect for two years from the date of reinstatement. Subsequently, any contest will be limited to statements made in the application for reinstatement.

DEATH, MATURITY AND SURRENDER

Your certificate will terminate if the insured dies, or if the owner surrenders the certificate. If the certificate is in effect at age 100, it will mature (end) and the cash value less any outstanding loan will be paid to the owner.

PAYOUT OPTIONS

SELECTION

In addition to traditional lump sum payments, all or part of the life insurance proceeds from death, maturity or surrender may be disbursed through one of several payout options. Proceeds distributed according to a payout option do not vary with the investment performance of the variable account. Certificate owners may select or change a payout option prior to or after the insured’s death. If you are the owner and insured, your beneficiary may choose an option at your death, unless you have chosen an option which does not allow the beneficiary to change it. The minimum amount that may be applied to a settlement option is $1,000.

OPTION 1: INTEREST

Under this option, the proceeds are left with AAL to accumulate interest. The rate of interest is determined annually by the AAL Board of Directors. It will never be less than 3% annually. The commuted value of any remaining payments may be withdrawn at any time.

OPTION 2: A SELECTED AMOUNT OF INCOME

This option provides that proceeds with interest are used to make selected payments at regular intervals until the proceeds with interest have been paid. The payment period may not exceed 30 years. The rate of interest used will not be less than 3% annually. The commuted value of any remaining payments may be withdrawn at any time.

OPTION 3: A SPECIFIED PERIOD

The proceeds with interest are used to make payments at regular intervals. You may choose a specified number of months or years, not more than 30 years. Guaranteed payments are shown in the certificate. The rate of interest used will not be less than 3% annually. The amount of payment may be greater than that guaranteed, as declared annually by AAL’s Board of Directors. The commuted value of any remaining payments may be withdrawn at any time.

OPTION 4: LIFE PAYMENT

The proceeds are used to make payments at regular intervals while the person named to receive payments is living. If the annuitant dies during the guaranteed payment period, payments will continue to a beneficiary until the guaranteed payment period expires. The payee may choose a guaranteed payment period of 10 or 20 years. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected. The amount of the payments depends upon the age and, where permitted, the sex of the payees at the time the settlement agreement is issued.

The amount of the payments depends on the age and, where permitted, sex of the persons named to receive payments at the time AAL issues the payment contract. Representative guaranteed payments are shown in the certificate. They are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table A” annuitant mortality table.

OPTION 5: JOINT & SURVIVOR

The proceeds are used to make payments at regular intervals while both persons named to receive payments are living. The payee may choose a guaranteed payment period of 10 or 20 years. Under certain circumstances, the guaranteed period may be extended. However, the period cannot exceed 30 years from the time this option is selected. The amount of the payments depends upon the age and, where permitted, the sex of the payees at the time the settlement agreement is issued.

Upon the death of one of the persons named to receive payments, AAL will continue to make payments of the same amount to the survivor for the remainder of the guaranteed payment period. At the end of this period, if the survivor is still living, the payments may be reduced if a reduction factor was chosen at issue. The reduction factors are 0, 1/4, 1/3 and 1/2. The reduced amount will be paid until the survivor payee’s death. If the survivor also dies during the guaranteed payment period, the remaining guaranteed payments continue to a designated beneficiary. The beneficiary has an option to take a lump sum payment.

The amount of the payments depends on the age and, where permitted, sex of the persons named to receive payments at the time AAL issues the payment contract. Representative guaranteed payments are shown in the certificate. They are based on a guaranteed effective annual interest rate of 3.5% using the “1983 Table a” annuitant mortality table.

AAL may also offer other payout options at its discretion.

PROCESS, PAYMENTS AND SERVICE

APPLYING FOR A CERTIFICATE

AAL Variable Universal Life certificates are sold by District Representatives of AAL who are also Registered Representatives of AALCMC. To apply for an AAL Variable Universal Life certificate please contact your AAL Representative. You can locate your Representative by calling (800) 225-5225 or visiting our Web Page www.aal.org.

REQUIREMENTS FOR CERTIFICATE ISSUANCE

In general, contracts may be issued on insureds below the age of 81 (75 in New York). Persons who are eligible for membership in AAL may purchase certificates. Membership is open to Lutherans and their families and to non-Lutherans who are employed by or are associated with Lutheran organizations. The minimum specified amount will vary depending upon your age. For ages 20 and below, the minimum issue amount is $25,000. For ages 21 to 50, the minimum amount is $100,000. For ages 51 to 80 (75 in New York), the minimum amount is $50,000. AAL requires proof of insurability, which may include a medical examination. Non-smokers are offered the most favorable rates. If increased mortality risks are involved, there may be a higher cost of insurance charged. AAL reserves the right to change its underwriting requirements.

TIMELY PROCESSING

AAL will process all requests in a timely fashion. Requests received by 3:00 p.m. Central Time on a valuation date will use the certificate’s cash value as of the close of business on that valuation date. AAL will process requests received after that time using the certificate’s cash value as of the close of business of the following valuation date.

Once your certificate is issued, AAL will process payment of any amount due from the variable account within seven calendar days after AAL receives your written request. Payment may be postponed if the New York Stock Exchange has been closed. Postponement may also result for such other periods as the SEC may permit. Payment from the fixed account cash value may be deferred up to six months.

WRITTEN REQUESTS

You may exercise any of the following privileges by sending written notice (and payment and/or evidence of insurability, if applicable) to AAL at its Home Office:

- premium payment
- change in death benefit option
- increase/decrease in specified amount
- partial withdrawal
- surrender
- reinstatement
- transfers
- dropping/adding an additional benefit
- loan
- filing a death claim
- selecting/changing a settlement option
- change in allocation instructions
- loan repayment
- beneficiary change(s).

Written notice may be sent to:

AID ASSOCIATION FOR LUTHERANS
4321 North Ballard Road
Appleton, Wisconsin 54919-0001

TELEPHONE TRANSACTIONS

If AAL has received a properly completed Telephone Transaction Authorization Form, you may perform various transactions over the telephone. Telephone services include transfers, premium payment allocation changes, loans and certain other transactions.

AAL has adopted reasonable security procedures to ensure the authenticity of telephone instructions, including requiring identification information, recording conversations and providing written confirmations of transactions. Nevertheless, AAL will honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the owner if an unauthorized person uses this service in the owner’s name.

If several persons seek to effect telephone instructions at or about the same time, or if AAL’s recording equipment malfunctions, it may be possible that you will not be able to make a telephone transaction at that time. Should this occur, we recommend that you submit a written request. If due to malfunction or other circumstances, the recording of the owner’s telephone request is incomplete or not fully comprehensible, AAL will not process the transaction.

The telephone number for transactions is (800) 225-5225.

AAL reserves the right to restrict telephone transactions at any time.

DEATH CLAIMS

Written notice of death must be given to AAL. Notice should include the insured's name and certificate number. Your AAL Representative may assist you in these matters.

Once AAL receives your notice, a claim form will be sent. Complete the claim form and send it to the Home Office along with a certified copy of the death certificate. Processing of the claim will begin as soon as these items are received.

GENERAL INFORMATION

FREE LOOK

How to Cancel Your Certificate

Your certificate provides for an initial “free look” period. You, as the certificate owner, have the right to return your certificate within 10 days after you receive it. (Some states allow a longer period of time during which a certificate may be returned.) To return your certificate you may either:

  deliver or mail your certificate along with a written request to cancel to your AAL Representative, or deliver or mail your certificate along with a written request to cancel to the Home Office:

Aid Association for Lutherans
4321 North Ballard Road
Appleton, WI 54919-0001

Generally within seven days after AAL receives your request for cancellation, we will cancel the certificate and send you a refund.

AAL will refund to you an amount equal to the certificate’s accumulation unit value as of the date the returned certificate or notification of cancellation is received by AAL. This amount may be different than the premium you paid depending upon the investment experience of the subaccount(s) you selected.

If your state requires a full refund of all premiums, your premium will be allocated to the Money Market subaccount until your free look plus five-day period has expired.

ENTIRE CONTRACT

Your entire AAL insurance contract is comprised of:

  the certificate including any attached riders, endorsements or amendments;
  the application attached to the certificate, including any applications for increase in the specified amount; and
  the AAL Articles of Incorporation and Bylaws which are in effect on the issue date of the certificate.

STATE VARIATIONS

Any state variations in the certificates are covered in a special policy form for use in that state. This prospectus provides a general description of the certificates. Your actual certificate and any riders are the controlling documents. If you would like to review a copy of the certificate and riders, contact our service center. Certificates may not be available in all states.

STATEMENTS IN THE APPLICATION

Statements made in the application will be treated as representations and not warranties. No statement will be used by AAL to void the contract or to deny a claim unless it appears in the application.

CHANGE OF CERTIFICATE

No representative of AAL, except the president or the secretary, may change any part of the certificate on behalf of AAL.

INCONTESTABILITY

AAL will not contest the validity of the certificate after it has been in effect, during the lifetime of the insured, for two years from the issue date. AAL will not contest the validity of an increase in the specified amount after it has been in effect, during the lifetime of the insured, for two years from the date of increase. Any contest of the validity of the increase will be limited to statements made in the application for the increase. See the certificate for more details.

MISSTATEMENT OF AGE OR SEX

The values of the certificate are based on the insured’s age and sex (in some states). If the date of birth or sex shown on the application is wrong, the proceeds payable will be adjusted to the amount that would be provided by the most recent cost of insurance charge at the correct age or sex (in some states).

MAINTENANCE OF SOLVENCY

This provision applies only to values in the fixed account.

If AAL’s reserves for any class of certificates become impaired, you may be required to make an extra payment. AAL’s Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the certificate with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in combination with the loan. Any indebtedness and interest charged against the certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the certificate.

BASIS OF COMPUTATIONS

Minimum guaranteed cash values for the fixed account are based on the Commissioner’s 1980 Standard Ordinary Mortality Table, age at last birthday, and interest at the rate of 4%. These values equal or exceed the minimum values required by law. A detailed statement of how AAL calculates cash values for the certificate has been filed with the insurance department of the state or district where this certificate was delivered.

REPORTS TO CERTIFICATE OWNERS

At least once each certificate year, AAL will send you a report concerning the current status of your certificate. There is no charge for this report.

Upon your request, AAL will send you an illustration of hypothetical values for the certificate. AAL may charge a reasonable fee for each illustration requested.

We will also send periodic reports with financial information on the portfolios, including information on the investments held in each portfolio as required by the SEC.

Confirmation notices will be sent during the year for certain certificate transactions.

MEMBERSHIP

For insureds issue age 15 and under, the insured will become a benefit member of AAL at insurance age 16. For insureds issue age 16 and over, the person who applied for membership is a benefit member of AAL. The rights and benefits of membership are set forth in the Articles of Incorporation and Bylaws of AAL. Membership cannot be transferred.

OWNERSHIP

For insureds with an issue age 16 or over, the person who is named as the owner on the application for insurance is the owner, unless ownership has been transferred. However, AAL offers special insurance certificates for insureds with issue age 15 and under. Under the terms of these certificates, the insured is the owner of the certificate, unless ownership has been transferred. However, because of age, the insured cannot exercise the rights of ownership. Therefore, the person who applied for the certificate will have control over ownership rights, except for transfer of ownership, until the insured gains control of the certificate.

If you are the owner of the certificate but you are not the insured, you should name a successor owner who will become the owner if you die before the insured. If you die before the insured and there is no successor owner named, ownership of the certificate will pass to your estate.

During the insured’s lifetime, you may transfer ownership of the certificate by sending a signed written request to AAL. The transfer must be approved by AAL. Please note that the transfer of ownership may be a taxable event.

BENEFICIARY

The beneficiary is the person, entity or organization named to receive the death benefit after the insured dies. The Bylaws of AAL list those eligible to be beneficiaries. Beneficiaries are designated as first, second and third class. You may name more than one person or organization in the same class.

If no beneficiary has been named or survives the insured, AAL will pay the proceeds as follows:

- to your estate if you are the insured; or
- to certificate owner if the owner is not the insured.

During the insured's lifetime, you may change the beneficiary by sending a signed written request to AAL. Before a change is valid, the written request must be received in proper order.

COLLATERAL ASSIGNMENT

You may assign the certificate as collateral security for a loan or other obligation. This may limit your rights to the cash value and the beneficiary's rights to the proceeds.

The assignments must be in writing and filed at our Home Office in a form acceptable to us. AAL assumes no responsibility as to the validity or sufficiency of any assignment. AAL is not liable for any payment made or any other action taken on the certificate before the assignment was recorded at our home office.

Any certificate loan obtained before an assignment is recorded at our home office has priority over the assignment.

A collateral assignment of the certificate may have tax consequences. See "Federal Tax Matters".

VOTING PRIVILEGES

As previously mentioned, all of the assets held in the subaccounts are invested in shares of the corresponding portfolios. AAL is the legal owner of those shares and has the right to vote on any matters voted on at shareholder meetings. To the extent required by law, AAL will vote at shareholder meetings in accordance with instructions received from certificate owners. The owner will have instruction rights with respect to Fund shares attributable to the certificate. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change as to permit AAL to vote the Fund shares in its own right, it may do so.

The number of votes upon which an owner can give instructions will be calculated separately for each subaccount. This number will be determined by dividing a certificate’s accumulated value in a subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted. Shareholders eligible to give voting instructions at the meeting of the Fund will be determined as of the record date established by the portfolio. In accordance with procedures established by the Fund, voting instructions will be solicited by written communications prior to such meeting. AAL will furnish certificate owners with proper forms and proxies to enable them to give these instructions.

Any portfolio shares for which AAL does not receive timely voting instructions, or which are not attributable to owners will be represented at the meeting and voted by AAL in proportion to the instructions received from all owners. Any portfolio shares held by AAL or its affiliates will be voted in proportion to the aggregate votes of all shareholders in the portfolio. Each person having a voting interest in a subaccount will receive proxy materials, reports and other materials relating to the appropriate portfolio.

RIGHTS RESERVED BY AAL

Subject to applicable law, AAL reserves the right to make certain changes if, in its judgment, they would best serve the interests of the owners or would be appropriate in carrying out the purposes of the certificate. AAL will obtain, when required, the necessary owner approval or regulatory approval. Examples of the changes AAL may make include, but are not limited to:

- operating the variable account in any form permitted under the 1940 Act or in any other form permitted by law;
- adding, deleting, combining, or modifying subaccounts in the variable account;
- adding, deleting, or substituting, for the portfolio shares held in any subaccount, the shares of another portfolio of the Fund or the shares of another investment company or series thereof, or any other investment permitted by law; and
- making any amendments to the certificates necessary for the certificates to comply with the provisions of the Internal Revenue Code or any other applicable federal or state law.

DIRECTORS AND OFFICERS

Our Board of Directors decides matters of general policy and reviews the activities of AAL and the Officers who conduct and supervise the daily business operations.

AAL's Directors and Officers, and their principal occupations during the past five years are:

James H. Abitz                      Sr. Vice President-and Chief Investment Officer

Raymond G. Avischious               Director; President and Chief Executive Officer, Shurfine Central Corp.

Richard E. Beumer                   Director; President and Chief Executive Officer, Sverdrup Corporation

Kenneth Daly                        Director; Partner, KPMG Peat Marwick LLP

Elizabeth A. Duda                   Director

Woodrow E. Eno                      Senior Vice President, Secretary and General Counsel

Russ Evenson                        Senior Vice President

John O. Gilbert                     Chairman of the Board, President and Chief Executive Officer

Karen P. Goebel                     Director; Professor and Extension Specialist, University of Wisconsin-Madison

Gary J. Greenfield                  Director; President, Wisconsin Lutheran College

Otis Haarmeyer                      Director of Agencies

Robert H. Hoffman                   Director; Executive, Taylor Corp.

Frederick D. Kelsven                Assistant General Counsel

James Krueger                       General Agent & Director of External Field Relations

Robert E. Long                      Director; Senior Vice President, Park Bank

Fredrick A. Ohlde                   Senior Vice President

Robert B. Peregrine Sr.             Director;  Attorney, Peregrine Law offices, S. C.

Carl J. Rudolph                     Sr. Vice President, Controller, Treasurer and Chief Financial
Officer

Walter S. Rugland                   Executive Vice President and Chief Operating Officer

Robert G. Same                      Vice President, Deputy General Counsel and Chief Compliance Officer

Paul D. Schrage                     Director; Senior Executive Vice President and Chief Marketing Officer, McDonald's Corporation

James H. Scott                      Director; Principal, Miller Anderson & Shernerd Vice President, Corporate Secretary and Assistant
                                    Treasurer, Texas Utilities Company

Kathi P. Seifert                    Director; Group President, Kimberly Clark Corp.

Jon M. Stellmacher                  Senior Vice President

Bryan Stoltenberg                   Senior Vice President

Steven A. Weber                     Senior Vice President

Roger G. Wheeler                    Director; President, Wheel-Air, Inc., Wheel-Air Charter, Inc.

E. Marlene Wilson                   Director   President, Volunteer Management Associates

Rev. Thomas R. Zehnder              Director;  President, Florida-Georgia District, Lutheran Church Missouri Synod

R. Scott Zimmer                     Director, Chairman, LEAP Group, Chairman, Echostar Satellite Corp.

FEDERAL TAX MATTERS

VARIABLE ACCOUNT TAX STATUS

Both investment income and realized capital gains of the variable account (i.e., income and capital gains distributed to the variable account by the Fund) are reinvested without tax since the Internal Revenue Code presently imposes no applicable tax. However, AAL reserves the right to make a deduction for taxes, should they be imposed with respect to such items in the future.

LIFE INSURANCE QUALIFICATION

Section 7702 of the Internal Revenue Code includes a definition of life insurance for tax purposes. The Secretary of the Treasury has been granted authority to prescribe regulations to carry out the purposes of the section, and proposed regulations governing mortality charges were issued in 1991. Although there is limited guidance, AAL believes that the certificate meets the statutory definition of life insurance. There is less guidance, however with respect to certificates issued on rated or substandard basis and it is not clear whether such certificates will in all cases satisfy the applicable requirements. If it is subsequently determined that a certificate does not satisfy the applicable requirements, we may take appropriate steps to bring the certificate into compliance with such requirements and we reserve the right to restrict certificate transactions in order to do so. As such, and assuming the diversification standards of Section 817(h), (discussed below), are satisfied; (a) death benefits paid under the certificate should generally be excluded from the gross income of the beneficiary for federal income tax purposes under Section 101(a)(1) of the Internal Revenue Code and (b) you should not generally be taxed on the cash value under a certificate, including increments thereof, prior to actual receipt.

AAL intends to comply with any future final regulations issued under Sections 7702 and 817(h) and any amendments to these sections, and reserves the right to make such changes as deemed necessary to assure such compliance. Any changes will apply uniformly to affected certificate holders and will be made only after advance written notice.

PRE-DEATH DISTRIBUTIONS

The taxation of pre-death distributions depends on whether the certificate is considered a modified endowment contract (MEC). A certificate's qualification as a MEC is discussed below.

General Rules: Upon surrender, you will be taxed on the excess of surrender value plus unpaid certificate loans and interest less premiums paid reduced by untaxed withdrawals.

Assuming a certificate is not a MEC, partial withdrawals are generally only taxable to the extent the withdrawal exceeds total premiums paid less prior untaxed partial withdrawals. However, certain distributions that enable a certificate to continue to qualify as a life insurance contract for federal income tax purposes, if certificate benefits are reduced during the first 15 certificate years, may be treated in whole or in part as ordinary income subject to tax.

Generally, loans received under the certificate, assuming the certificate is not a MEC, will not be treated as subject to tax when taken.. If a loan is outstanding when a certificate that is not a MEC is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Generally, amounts of loan interest paid by individuals will be considered nondeductible “personal interest”.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract (MEC) is a class of life insurance contract created under the Internal Revenue Code. The flexible premium life insurance certificate may become classified as a MEC if it fails the Internal Revenue Code’s “7-Pay Premium Test”. The certificate will fail the “7-Pay Premium Test” if at any time during the first seven years of the contract, your cumulative premiums exceed the cumulative “7-Pay” premiums up to that time. The “7-pay” premium is generally the theoretical level annual premium that would have to be paid during the first seven certificate years (or during the first seven years after a “material change” such as an increase in benefits) to keep the certificate in force until its Maturity Date with no further premium payments after the seven-year period.

The following is an example of a "7-Pay Premium" comparison:

Year     Premium Paid    Cumulative Premium      7-Pay Premium      Cumulative 7-Pay Premium

   1     1500                1500                    1500              1500
   2     1000                2500                    1500              3000
   3     1000                3500                    1500              4500
   4     1000                4500                    1500              6000
   5     2500                7000                    1500              7500
   6     2500                9500 **                 1500              9000  **   (MEC)
   7     1000               10500                    1500             10500
In this comparison, the certificate becomes a MEC in year six. The cumulative premiums exceed the cumulative for level premiums.

The “7-Pay Premium Test” is also administered for seven years after a “material change”. A “material change” includes but is not limited to, life insurance exchanges, term conversions, change in underwriting class and increases in terms or benefits. (Increases attributable to premium payments necessary to fund the lowest death benefit payable and associated interest or earnings are not material changes.) If a certificate fails to meet the “7-Pay Premium Test”, distributions during the failing contract year and any subsequent years will be affected.

A MEC is subject to different pre-death distribution tax rules than those of normal life insurance certificates. All distributions, including certificate loans, withdrawals and collateral assignments will be taxed as part of the owner’s gross income to the extent that the cash value of the certificate before the distribution is more than the premiums paid into the certificate. In other words, distributions will be taxed as current income until all of the certificate earnings have been taxed. Distributions from a MEC (including loans) are generally subject to a 10% penalty tax if taken before the certificate owner reaches age 59 ½. If distributions, within the prior two years, were made in anticipation of a certificate becoming a MEC, those distributions are also taxed. This means that a distribution made from a certificate that is not a MEC at the time of distribution could later become taxable as a distribution from a MEC. The prior distributions will be taxed as ordinary income and may receive a 10% penalty tax if taken before you reach age 59 ½. This penalty tax also applies to corporate owned certificates.

When increasing or decreasing the terms or benefits of your certificate, it is important to be aware that these events can cause your certificate to be classified as a MEC. “Material changes,” including benefit increases and the addition of additional benefits, result in a new “7-Pay ” testing period with a new “7-Pay” premium based on the new benefit levels. Reducing your death benefits or additional benefits during the “7-Pay” testing period results in a new, lower, “7-Pay”premium based on the new lower benefit level. The new “7-Pay” premium is retroactive to the start of the “7-Pay” testing period. The cumulative premium payments that you may have already made during the”7-Pay” testing period could exceed the cumulative “7-Pay” premiums at the new lower level. In which case, your certificate would be classified as a MEC.

Failure of the “7-Pay Premium Test”, due to a premium payment, may be remedied by the return of a portion of the premium with interest. If premium and interest are returned within 60 days of the end of the failing certificate year, the returned premium amount will be used to reduce the sum of the premiums paid under the certificate for the failing year. However, the interest is taxable. Premiums and interest must be returned within 60 days or the certificate will remain a MEC for the life of the certificate. Please note that MEC’s do not have to be corrected but you may be subject to adverse tax consequences.

AAL will notify you if the certificate becomes a MEC. When determining the amount includable in your gross income, all MECs purchased from AAL during any calendar year are treated as one MEC. In order to avoid MEC treatment, you should be aware of premiums paid into the certificate.

DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Internal Revenue Code requires that the investments of the Variable Account are “adequately diversified” in order for the contract to be treated as a life insurance contract for federal income tax purposes. It is intended that the Variable Account, through the Fund portfolios, will satisfy these diversification requirements.

In certain situations, owners of variable life insurance contracts have also been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features such as the flexibility of an owner to allocate premium payments and transfer contract accumulation values have not been explicitly addressed in published rulings. While we believe that this certificate does not give owners investment control over variable account assets, we reserve the right to modify the certificate as necessary to prevent an owner from being treated as the owner of the variable account assets supporting the certificate.

OTHER CONSIDERATIONS

The certificate can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new certificate or a change in an existing certificate should consult a tax advisor.

Because of the complexity of the law and its unique application to every individual, tax advice may be needed by a person contemplating purchase of a certificate or the exercise of options under a certificate. The above comments concerning federal income tax consequences are not exhaustive, and special rules exist with respect to situations not discussed in the prospectus.

The preceding description is based upon AAL’s understanding of current federal income tax law. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the certificate could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of change). You should consult with a tax adviser with respect to legislative developments and their effect on the certificate.

The preceding comments do not take into account estate and gift, state income or other state tax considerations which may be involved in the purchase of a certificate or the exercise of elections under the certificate. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted.

LITIGATION

There are no pending proceedings commenced by, or known to be contemplated by a governmental authority, and no pending legal proceedings, material with respect to prospective purchasers of the certificates, to which the variable account, AAL or the principal underwriter is a party to or to which the assets of the variable account are subject. As a fraternal benefit society offering certificates of insurance, AAL is ordinarily involved in litigation. AAL does not believe that any current litigation or administrative proceeding is material to its ability to meet its obligations under the certificate or to the variable account, nor does AAL expect to incur significant losses from such actions.

DISTRIBUTION

AAL Capital Management Corporation, 222 West College Avenue, Appleton, Wisconsin, 54919-0007 (AALCMC) is an indirect subsidiary of AAL and a registered broker-dealer. AALCMC is a corporation organized under Delaware law in 1986 and it serves as the principal underwriter of the certificates. Certificates are distributed by Registered Representatives of AALCMC. AALCMC is a member of the National Association of Security Dealers, Inc. (NASD), and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934. It also serves as the principal underwriter of the AAL Variable Annuity Account I and II and The AAL Mutual Funds. AALCMC’s fiscal year operates on a calendar year basis.

Duly licensed Registered Representatives of AAL CMC are also licensed by state insurance departments to sell the certificates as AAL Representatives. AAL CMC may execute selling agreements with other broker dealer firms to sell the certificates. In addition, AAL may retain other firms to serve as principal underwriters of the certificates. AAL offers the certificates in all states where it is authorized to do so.

AAL CMC will pay the AAL Representatives commissions and other distribution compensation on the sale of the certificates. This will not result in any charge to you in addition to the charges already described in this prospectus. AAL CMC pays AAL Representatives a commission of up to 50% of the Death Benefit Guarantee Premium in the first year and up to 23% of the Death Benefit Guarantee Premium in the second year. In addition to direct compensation, AAL representatives may be eligible to receive other benefits based on the amount of earned commissions. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

HYPOTHETICAL ILLUSTRATRION

The following tables illustrate how the death benefits, cash values, and surrender values of a hypothetical certificate could vary over an extended period. They are “hypothetical” because they are based upon several assumptions. The illustrations assume hypothetical rates of return equivalent to constant gross annual rates of 0%, 8%, and 10%.

The certificates illustrated include the following:

  Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 0% Gross Annual Rate of Return
  Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 8% Gross Annual Rate of Return
  Male, Nonsmoker, Age 40, Level Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 10% Gross Annual Rate of Return
  Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 0% Gross Annual Rate of Return
  Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 8% Gross Annual Rate of Return
  Male, Nonsmoker, Age 40, Variable Death Benefit, Specified Amount $250,000, Maximum and Current Rates, at 10% Gross Annual Rate of Return.

The values would be different from those shown if the gross annual investment rates of return averaged 0%, 8%, or 10% over a period of years, but also fluctuated above or below those averages for individual certificate years. The illustrations assume no certificate loans or withdrawals have been taken. The amounts would differ if unisex rates were used.

A gross and net return is shown at the top of each column. The gross return represents the combined effect of investment income and realized and unrealized capital gains and losses of the portfolios before any reduction is made for investment advisory fees or other expenses. The net return reflects the average total annual expense of the 14 portfolios of .53%. Assuming current charges, gross returns of 0%, 8% and 10% are equivalent to net returns of -.53%, 7.47% and 9.47% respectively.

The third column of each table, labeled “Premiums Accumulated at 5%,” shows the amount which would accumulate if an amount equal to the annual premium (after taxes) were invested to earn interest at 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year.

The amounts shown for death benefits, cash values and surrender values reflect the fact that the net investment return on the certificate is lower than the gross investment return on the variable account. This results from the charges levied against the variable account (e.g., the mortality and expense risk charge) as well as the premium charge, administrative charges, issue expense charge and surrender charges. The difference between the cash value and the surrender value is the surrender charge.

The tables illustrate the cost of insurance and other charges at both current rates and the maximum rates guaranteed in the certificate. The amounts shown at the end of each certificate year reflect a daily investment advisory fee and other expenses equivalent to an annual rate of .53% of the aggregate average daily net assets of the subaccounts. This hypothetical rate is representative of the average maximum advisory fee plus other expenses applicable to the portfolios in which the subaccount invests. This rate assumes that the cash value is allocated equally among the subaccounts and is based on the 2000 expenses (or estimated 2001 expenses) for the portfolios. The rate also reflects the deduction of actual expense reimbursements made to certain portfolios by AAL CMC, the investment adviser to the Fund. (See “Deductions from Portfolios” for additional information on the amounts of these reimbursements.) Expenses may vary by subaccount and are subject to agreements by the sponsor to waive or otherwise reimburse certain portfolios for operating expenses which exceed certain limits. There can be no assurance that the expense reimbursement arrangements will continue in the future. Values illustrated would be lower if these reimbursements had not been taken into account. The actual charge under a certificate for portfolio expenses will depend on the actual allocation of the cash value, and may be higher or lower depending on the allocation of cash values.

The tables assume the deduction of charges including administrative charges, sales charges, issue expense charges and mortality and expense risk charges. The monthly mortality and expense risk charge from the subaccounts are reflected at an annual current rate of .75% (.0625% monthly) and at a annual maximum rate of .90% (.075% monthly) for certificate years 1 to 15. For certificate years 16 and beyond, the monthly mortality and expense risk charge from the subaccounts are reflected at an annual current rate of .25% (.02084% monthly) and at a annual maximum rate of .40% (.03334% monthly). The tables reflect the fact that we do not currently make any charge against the variable account for state or federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce the death benefits, cash values and surrender values shown.

If you are considering the purchase of a variable life insurance contract from another insurance company, you should not rely upon these tables for comparison purposes. AAL will furnish, upon request, a comparable illustration based on the proposed insured’s issue age, risk class, sex, specified amount, death benefit option and premium amount requested.

FLEXIBLE PREMIUM UNIVERSAL LIFE
Illustration of Death Benefits, Cash Values and Surrender Values Based on 0% Rate of Return

                                      Issue Age: 40
                                     Risk Class: Standard Nonsmoker
                           Death Benefit Option: Level
                               Specified Amount: $250,000
                                            Sex: Male
                                 Annual Premium: $2,534

======================================================================================================================
                                                0% (-0.5300% net)                        0% (-0.5300 net)
                           Premium    Hypothetical Rate of Return & Maximum        Hypothetical Rate of Return
   End of                Accumulated                 Charges                            & Current Charges
Certificate     Age       at 5% per   Death          Cash       Surrender       Death        Cash     Surrender Value
    Year                    year       Benefit      Value         Value        Benefit      Value
======================================================================================================================
     1           41        $2,661      $250,000     $1,602          $0        $250,000      $1,605          $0
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     2           42        $5,454      $250,000     $3,141         $100       $250,000      $3,149         $108
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     3           43        $8,388      $250,000     $4,616        $1,575      $250,000      $4,631        $1,591
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     4           44        $11,468     $250,000     $6,213        $3,555      $250,000      $6,263        $3,605
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     5           45        $14,702     $250,000     $7,740        $5,464      $250,000      $7,849        $5,573
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     6           46        $18,098     $250,000     $9,187        $7,294      $250,000      $9,418        $7,524
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     7           47        $21,663     $250,000    $10,553        $9,042      $250,000     $10,966        $9,455
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     8           48        $25,407     $250,000    $11,833       $10,705      $250,000     $12,431        $11,303
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     9           49        $29,338     $250,000    $13,022       $12,277      $250,000     $13,856        $13,110
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     10          50        $33,466     $250,000    $14,116       $13,753      $250,000     $15,240        $14,877
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     15          55        $57,414     $250,000    $17,729       $17,729      $250,000     $21,268        $21,268
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     20          60        $87,979     $250,000    $17,338       $17,338      $250,000     $25,776        $25,776
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     25          65       $126,987     $250,000     $9,394        $9,394      $250,000     $26,770        $26,770
                                                                                                      ----------------
----------------------------------------------------------------------------------------------------------------------
     30          70       $176,774        $0          $0            $0        $250,000     $20,465        $20,465
======================================================================================================================

The values would be different from those shown above if the actual gross annual rates of return averaged 0% over a period of years but varied above or below that average during the period.  The above values assume no loans or withdrawals are taken.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION
OF PAST OR FUTURE INVESTMENT RESULTS.  ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS
MADE TO THE VARIABLE ACCOUNT.  NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.  THIS IS AN ILLUSTRATION.  AN ILLUSTRATION IS NOT
INTENDED TO PREDICT ACTUAL PERFORMANCE.  RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT
GUARANTEED.

FLEXIBLE PREMIUM UNIVERSAL LIFE
Illustration of Death Benefits, Cash Values and Surrender Values Based on 8% Rate of Return

                                      Issue Age: 40
                                     Risk Class: Standard Nonsmoker
                           Death Benefit Option: Level
                               Specified Amount: $250,000
                                            Sex: Male
                                 Annual Premium: $2,534

======================================================================================================================
                                                 8% (7.4700% net)                        8% (7.4700% net)
                           Premium    Hypothetical Rate of Return & Maximum        Hypothetical Rate of Return
   End of                Accumulated                 Charges                            & Current Charges
Certificate     Age       at 5% per   Death          Cash       Surrender       Death        Cash     Surrender Value
    Year                    year       Benefit      Value         Value        Benefit      Value
======================================================================================================================
     1           41        $2,661      $250,000     $1,762          $0        $250,000      $1,765          $0
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     2           42        $5,454      $250,000     $3,597         $556       $250,000      $3,606         $566
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     3           43        $8,388      $250,000     $5,508        $2,468      $250,000      $5,527        $2,487
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     4           44        $11,468     $250,000     $7,696        $5,037      $250,000      $7,753        $5,095
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     5           45        $14,702     $250,000     $9,977        $7,702      $250,000     $10,104        $7,829
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     6           46        $18,098     $250,000    $12,351       $10,458      $250,000     $12,617        $10,724
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     7           47        $21,663     $250,000    $14,820       $13,310      $250,000     $15,301        $13,790
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     8           48        $25,407     $250,000    $17,387       $16,259      $250,000     $18,102        $16,974
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     9           49        $29,338     $250,000    $20,054       $19,308      $250,000     $21,074        $20,329
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     10          50        $33,466     $250,000    $22,821       $22,458      $250,000     $24,227        $23,864
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     15          55        $57,414     $250,000    $38,030       $38,030      $250,000     $42,922        $42,922
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     20          60        $87,979     $250,000    $56,400       $56,400      $250,000     $68,954        $68,954
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     25          65       $126,987     $250,000    $76,501       $76,501      $250,000     $103,943      $103,943
                                                                                                      ----------------
----------------------------------------------------------------------------------------------------------------------
     30          70       $176,774     $250,000    $96,268       $96,268      $250,000     $150,931      $150,931
======================================================================================================================

The values would be different from those shown above if the actual gross annual rates of return averaged 8% over a period of years but varied above or below that average during the period.  The above values assume no loans or withdrawals are taken.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION
OF PAST OR FUTURE INVESTMENT RESULTS.  ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS
MADE TO THE VARIABLE ACCOUNT.  NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.  THIS IS AN ILLUSTRATION.  AN ILLUSTRATION IS NOT
INTENDED TO PREDICT ACTUAL PERFORMANCE.  RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT
GUARANTEED.

FLEXIBLE PREMIUM UNIVERSAL LIFE
Illustration of Death Benefits, Cash Values and Surrender Values Based on 10% Rate of Return

                                      Issue Age: 40
                                     Risk Class: Standard Nonsmoker
                           Death Benefit Option: Level
                               Specified Amount: $250,000
                                            Sex: Male
                                 Annual Premium: $2,534

======================================================================================================================
                                                10% (9.4700% net)                       10% (9.4700% net)
                           Premium    Hypothetical Rate of Return & Maximum        Hypothetical Rate of Return
   End of                Accumulated                 Charges                            & Current Charges
Certificate     Age       at 5% per   Death          Cash       Surrender       Death        Cash     Surrender Value
    Year                    year       Benefit      Value         Value        Benefit      Value
======================================================================================================================
     1           41        $2,661      $250,000     $1,802          $0        $250,000      $1,805          $0
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     2           42        $5,454      $250,000     $3,715         $674       $250,000      $3,725         $684
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     3           43        $8,388      $250,000     $5,748        $2,707      $250,000      $5,767        $2,727
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     4           44        $11,468     $250,000     $8,106        $5,448      $250,000      $8,166        $5,508
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     5           45        $14,702     $250,000    $10,617        $8,341      $250,000     $10,749        $8,473
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     6           46        $18,098     $250,000    $13,286       $11,392      $250,000     $13,562        $11,668
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     7           47        $21,663     $250,000    $16,122       $14,611      $250,000     $16,622        $15,111
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     8           48        $25,407     $250,000    $19,138       $18,010      $250,000     $19,887        $18,758
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     9           49        $29,338     $250,000    $22,344       $21,599      $250,000     $23,420        $22,674
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     10          50        $33,466     $250,000    $25,753       $25,390      $250,000     $27,243        $26,880
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     15          55        $57,414     $250,000    $46,153       $46,153      $250,000     $51,485        $51,485
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     20          60        $87,979     $250,000    $75,193       $75,193      $250,000     $89,168        $89,168
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     25          65       $126,987     $250,000    $116,005      $116,005     $250,000     $146,928      $146,928
                                                                                                      ----------------
----------------------------------------------------------------------------------------------------------------------
     30          70       $176,774     $250,000    $176,891      $176,891     $276,028     $237,955      $237,955
======================================================================================================================

The values would be different from those shown above if the actual gross annual rates of return averaged 10% over a period of years but varied above or below that average during the period.  The above values assume no loans or withdrawals are taken.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION
OF PAST OR FUTURE INVESTMENT RESULTS.  ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS
MADE TO THE VARIABLE ACCOUNT.  NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.  THIS IS AN ILLUSTRATION.  AN ILLUSTRATION IS NOT
INTENDED TO PREDICT ACTUAL PERFORMANCE.  RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT
GUARANTEED.

FLEXIBLE PREMIUM UNIVERSAL LIFE
Illustration of Death Benefits, Cash Values and Surrender Values Based on 0% Rate of Return

                                      Issue Age: 40
                                     Risk Class: Standard Nonsmoker
                           Death Benefit Option: Variable
                               Specified Amount: $250,000
                                            Sex: Male
                                 Annual Premium: $2,534

======================================================================================================================
                                                0% (-0.5300% net)                        0% (-0.5300 net)
                           Premium    Hypothetical Rate of Return & Maximum        Hypothetical Rate of Return
   End of                Accumulated                 Charges                            & Current Charges
Certificate     Age       at 5% per   Death          Cash       Surrender       Death        Cash     Surrender Value
    Year                    year       Benefit      Value         Value        Benefit      Value
======================================================================================================================
     1           41        $2,661      $251,597     $1,597          $0        $251,600      $1,600          $0
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     2           42        $5,454      $253,127     $3,127         $87        $253,136      $3,136          $95
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     3           43        $8,388      $254,589     $4,589        $1,548      $254,604      $4,604        $1,563
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     4           44        $11,468     $256,167     $6,167        $3,509      $256,217      $6,217        $3,559
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     5           45        $14,702     $257,668     $7,668        $5,393      $257,780      $7,780        $5,504
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     6           46        $18,098     $259,084     $9,084        $7,191      $259,320      $9,320        $7,427
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     7           47        $21,663     $260,410    $10,410        $8,900      $260,836     $10,836        $9,325
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     8           48        $25,407     $261,643    $11,643       $10,515      $262,260     $12,260        $11,132
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     9           49        $29,338     $262,777    $12,777       $12,031      $263,639     $13,639        $12,893
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     10          50        $33,466     $263,805    $13,805       $13,442      $264,971     $14,971        $14,607
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     15          55        $57,414     $266,915    $16,915       $16,915      $270,616     $20,616        $20,616
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     20          60        $87,979     $265,626    $15,626       $15,626      $274,434     $24,434        $24,434
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     25          65       $126,987     $256,563     $6,563        $6,563      $274,248     $24,248        $24,248
                                                                                                      ----------------
----------------------------------------------------------------------------------------------------------------------
     30          70       $176,774        $0          $0            $0        $266,131     $16,131        $16,131
======================================================================================================================

The values would be different from those shown above if the actual gross annual rates of return averaged 0% over a period of years but varied above or below that average during the period.  The above values assume no loans or withdrawals are taken.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION
OF PAST OR FUTURE INVESTMENT RESULTS.  ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS
MADE TO THE VARIABLE ACCOUNT.  NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.  THIS IS AN ILLUSTRATION.  AN ILLUSTRATION IS NOT
INTENDED TO PREDICT ACTUAL PERFORMANCE.  RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT
GUARANTEED.

FLEXIBLE PREMIUM UNIVERSAL LIFE
Illustration of Death Benefits, Cash Values and Surrender Values Based on 8% Rate of Return

                                      Issue Age: 40
                                     Risk Class: Standard Nonsmoker
                           Death Benefit Option: Variable
                               Specified Amount: $250,000
                                            Sex: Male
                                 Annual Premium: $2,534

======================================================================================================================
                                                 8% (7.4700% net)                        8% (7.4700% net)
                           Premium    Hypothetical Rate of Return & Maximum        Hypothetical Rate of Return
   End of                Accumulated                 Charges                            & Current Charges
Certificate     Age       at 5% per   Death          Cash       Surrender       Death        Cash     Surrender Value
    Year                    year       Benefit      Value         Value        Benefit      Value
======================================================================================================================
     1           41        $2,661      $251,757     $1,757          $0        $251,760      $1,760          $0
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     2           42        $5,454      $253,581     $3,581         $540       $253,591      $3,591         $550
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     3           43        $8,388      $255,475     $5,475        $2,435      $255,494      $5,494        $2,454
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     4           44        $11,468     $257,637     $7,637        $4,979      $257,695      $7,695        $5,037
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     5           45        $14,702     $259,882     $9,882        $7,606      $260,011     $10,011        $7,735
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     6           46        $18,098     $262,206    $12,206       $10,313      $262,479     $12,479        $10,586
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     7           47        $21,663     $264,609    $14,609       $13,098      $265,107     $15,107        $13,596
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     8           48        $25,407     $267,091    $17,091       $15,962      $267,834     $17,834        $16,706
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     9           49        $29,338     $269,648    $19,648       $18,903      $270,715     $20,715        $19,970
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     10          50        $33,466     $272,280    $22,280       $21,916      $273,757     $23,757        $23,394
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     15          55        $57,414     $286,151    $36,151       $36,151      $291,439     $41,439        $41,439
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     20          60        $87,979     $300,914    $50,914       $50,914      $314,904     $64,904        $64,904
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     25          65       $126,987     $312,260    $62,260       $62,260      $343,587     $93,587        $93,587
                                                                                                      ----------------
----------------------------------------------------------------------------------------------------------------------
     30          70       $176,774     $312,169    $62,169       $62,169      $374,616     $124,616      $124,616
======================================================================================================================

The values would be different from those shown above if the actual gross annual rates of return averaged 8% over a period of years but varied above or below that average during the period.  The above values assume no loans or withdrawals are taken.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION
OF PAST OR FUTURE INVESTMENT RESULTS.  ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS
MADE TO THE VARIABLE ACCOUNT.  NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.  THIS IS AN ILLUSTRATION.  AN ILLUSTRATION IS NOT
INTENDED TO PREDICT ACTUAL PERFORMANCE.  RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT
GUARANTEED.

FLEXIBLE PREMIUM UNIVERSAL LIFE
Illustration of Death Benefits, Cash Values and Surrender Values Based on 10% Rate of Return

                                      Issue Age: 40
                                     Risk Class: Standard Nonsmoker
                           Death Benefit Option: Variable
                               Specified Amount: $250,000
                                            Sex: Male
                                 Annual Premium: $2,534

======================================================================================================================
                                                10% (9.4700% net)                       10% (9.4700% net)
                           Premium    Hypothetical Rate of Return & Maximum        Hypothetical Rate of Return
   End of                Accumulated                 Charges                            & Current Charges
Certificate     Age       at 5% per   Death          Cash       Surrender       Death        Cash     Surrender Value
    Year                    year       Benefit      Value         Value        Benefit      Value
======================================================================================================================
     1           41        $2,661      $251,797     $1,797          $0        $251,800      $1,800          $0
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     2           42        $5,454      $253,699     $3,699         $658       $253,709      $3,709         $668
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     3           43        $8,388      $255,713     $5,713        $2,672      $255,733      $5,733        $2,692
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     4           44        $11,468     $258,044     $8,044        $5,385      $258,104      $8,104        $5,446
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     5           45        $14,702     $260,515    $10,515        $8,239      $260,649     $10,649        $8,373
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     6           46        $18,098     $263,127    $13,127       $11,234      $263,411     $13,411        $11,518
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     7           47        $21,663     $265,889    $15,889       $14,378      $266,408     $16,408        $14,897
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     8           48        $25,407     $268,807    $18,807       $17,678      $269,587     $19,587        $18,459
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     9           49        $29,338     $271,886    $21,886       $21,140      $273,013     $23,013        $22,268
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     10          50        $33,466     $275,132    $25,132       $24,769      $276,705     $26,705        $26,341
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     15          55        $57,414     $293,837    $43,837       $43,837      $299,661     $49,661        $49,661
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     20          60        $87,979     $317,861    $67,861       $67,861      $333,806     $83,806        $83,806
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
     25          65       $126,987     $345,046    $95,046       $95,046      $382,093     $132,093      $132,093
                                                                                                      ----------------
----------------------------------------------------------------------------------------------------------------------
     30          70       $176,774     $370,157    $120,157      $120,157     $447,031     $197,031      $197,031
======================================================================================================================

The values would be different from those shown above if the actual gross annual rates of return averaged 10% over a period of years but varied above or below that average during the period.  The above values assume no loans or withdrawals are taken.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION
OF PAST OR FUTURE INVESTMENT RESULTS.  ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL
DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT, AND THE ALLOCATIONS
MADE TO THE VARIABLE ACCOUNT.  NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.  THIS IS AN ILLUSTRATION.  AN ILLUSTRATION IS NOT
INTENDED TO PREDICT ACTUAL PERFORMANCE.  RATES OF RETURN AND VALUES SET FORTH IN THE ILLUSTRATION ARE NOT
GUARANTEED.

LEGAL AND ACTUARIAL MATTERS

The legal validity of the certificates described in this prospectus has been passed upon by Frederick D. Kelsven of the law department of AAL.

Actuarial matters in this prospectus have been examined by David C. Vanden Heuvel FSA, MAAA Director and Actuary, for AAL. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission for the AAL Variable Life Account I.

EXPERTS

The audited consolidated financial statements of Aid Association for Lutherans at December 31, 2000, and 1999 and the financial statements of the AAL Variable Life Account I as of December 31, 2000, and 1999, both appearing in this prospectus and registration statement, have been audited by Ernst & Young, LLP, independent auditors, as set forth in the reports, and are included in reliance on such reports given upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of AAL should be considered only as bearing upon the ability of AAL to meet its obligations under the certificates. The financial statements of AAL should not be considered as bearing on the investment experience of the assets held in any Variable Account.

The most current financial statements of AAL are those as of the end of the most recent fiscal year ended December 31, 2000. AAL does not prepare financial statements more often than annually in the form required to be included in a prospectus and believes that any incremental benefit to prospective certificate owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, AAL represents that there have been no adverse changes in the financial condition or operations of AAL between the end of the fiscal year ended December 31, 2000, and the date of this prospectus.

The financial statements of AAL and the financial statements of AAL Variable Life Account I follow.

Aid Association for Lutherans

Consolidated Financial Statements

Years ended December 31, 2000 and 1999

Report of Independent Auditors

The Board of Directors
Aid Association for Lutherans

We have audited the accompanying consolidated balance sheets of Aid Association for Lutherans (AAL) as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in certificateholders’ surplus and cash flows for the years then ended. These financial statements are the responsibility of AAL’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of AAL at December 31, 2000 and 1999, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

January 24, 2001

                          Aid Association for Lutherans

                           Consolidated Balance Sheets

                                                                        December 31
                                                                 2000                1999
                                                            -----------------  ------------------
                                                                       (In Millions)

Assets
  Investments:
      Securities available for sale, at fair value
          Fixed maturities                                          $ 11,281            $  9,952
          Equity securities                                              825                 849
      Fixed maturities held to maturity, at amortized cost             2,810               3,261
      Mortgage loans                                                   3,092               3,151
      Real estate                                                         45                  62
      Certificate loans                                                  501                 494
      Other invested assets                                               67                  10
                                                            -----------------  ------------------
      Total investments                                               18,621              17,779

  Cash and cash equivalents                                              200                 243
  Premiums and fees receivable                                            47                  22
  Accrued investment income                                              222                 212
  Deferred acquisition costs                                             764                 807
  Property and equipment                                                  88                  89
  Assets held in separate accounts                                     2,164               2,002
  Other assets
                                                                           6                   4
                                                            -----------------  ------------------
Total Assets                                                        $ 22,112            $ 21,158
                                                            =================  ==================

Liabilities and Certificateholders' Surplus
  Certificate liabilities and accruals:
      Future certificate benefits                                   $  3,155            $  2,970
      Unpaid claims and claim expenses                                   119                  84
                                                            -----------------  ------------------
      Total certificate liabilities and accruals                       3,274               3,054

  Certificateholder funds                                             13,874              13,582
  Liabilities related to separate accounts                             2,164               2,002
  Other liabilities                                                      176                 166
                                                            -----------------  ------------------
Total Liabilities                                                     19,488              18,804

Certificateholders' Surplus
  Accumulated surplus                                                  2,591               2,363
  Accumulated other comprehensive income (deficit)                        33
                                                                                             (9)
                                                            -----------------  ------------------
Total Certificateholders' Surplus                                      2,624               2,354
                                                            -----------------  ------------------
Total Liabilities and Certificateholders' Surplus                   $ 22,112            $ 21,158
                                                            =================  ==================

See accompanying notes.

                          Aid Association for Lutherans

                        Consolidated Statements of Income

                                                                 Years Ended December 31
                                                                2000                1999
                                                          ------------------  ------------------
                                                                      (In Millions)

Revenue
      Insurance premiums                                            $   470             $   419
      Insurance charges                                                 318                 307
      Net investment income                                           1,330               1,266
      Net realized investment gains                                      94                 103
      Other revenue                                                     110                  96
                                                          ------------------  ------------------
Total revenue                                                         2,322               2,191

Benefits and expenses
      Certificate claims and other benefits                             431                 383
      Increase in certificate reserves                                  197                 184
      Interest credited                                                 840                 809
      Surplus refunds                                                   120                 115
                                                          ------------------  ------------------
      Total benefits                                                  1,588               1,491

      Underwriting, acquisition and insurance expenses                  378                 355
      Fraternal benefits and expenses                                   128                 119
                                                          ------------------  ------------------
      Total expenses                                                    506                 474
                                                          ------------------  ------------------
Total benefits and expenses                                           2,094               1,965
                                                          ------------------  ------------------
Net income                                                          $   228             $   226
                                                          ==================  ==================

See accompanying notes.

                          Aid Association for Lutherans

        Consolidated Statements of Changes in Certificateholders' Surplus

                                                                        Accumulated
                                                                           other                 Total
                                                   Accumulated          comprehensive     certificateholders'
                                                     surplus           income (deficit)         surplus
                                                -------------------  ------------------------------------------

                                                                        (In Millions)

Balance at January 1, 1999                               $   2,137             $    411              $   2,548

Comprehensive loss
  Net income                                                   226                    -                    226
  Change in unrealized gains/losses
    on securities available for sale  *                          -                (420)                  (420)
                                                                                          ---------------------
Total comprehensive loss                                                                                 (194)
                                                -------------------  -------------------  ---------------------

Balance at December 31, 1999                                 2,363                                       2,354
                                                                                    (9)

Comprehensive income
  Net income                                                   228                    -                    228
  Change in unrealized gains/losses
    on securities available for sale  *                          -
                                                                                     42                     42
                                                                                          ---------------------
Total comprehensive income                                                                                 270
                                                -------------------  -------------------  ---------------------
Balance at December 31, 2000                             $   2,591              $    33              $   2,624
                                                ===================  ===================  =====================

* Net change in  unrealized  gains/losses  on  securities  available for sale is reported net of reclassification adjustment calculated as follows:

                                                               2000                  1999
                                                        -------------------  ---------------------
Unrealized gains/losses on securities
  available for sale                                              $    214             $    (237)
    Less:  reclassification adjustment for realized
      gains included in net income                                     172                    183
                                                        -------------------  ---------------------
Change in unrealized gains/losses on
  securities available for sale                                    $    42             $    (420)
                                                        ===================  =====================

See accompanying notes.

                          Aid Association for Lutherans

                      Consolidated Statements of Cash Flows

                                                                     Years Ended December 31
                                                                    2000                1999
                                                              ------------------  ------------------
                                                                          (In Millions)

Operating Activities:
      Net Income                                                        $   228             $   226
      Adjustments to reconcile net income to net cash
        provided by operating activities:
          Increase in certificate liabilities and accruals                  220                 156
          Increase in certificateholder funds                               506                 488
          Increase in deferred acquisition costs                           (17)                (24)
          Realized gains on investments                                    (94)               (103)
          Provisions for amortization and depreciation                       18                  19
          Changes in other assets and liabilities
                                                                            (1)                   9
                                                              ------------------  ------------------
      Net cash provided by operating activities                             860                 771

Investing Activities:
      Securities available for sale:
          Purchases - fixed maturities                                  (3,518)             (3,839)
          Sales - fixed maturities                                        1,625               1,449
          Maturities and calls- fixed maturities                            790                 972
          Purchases - equities                                            (768)               (580)
          Sales - equities                                                  732                 636
      Securities held to maturity:
          Purchases                                                       (156)                (82)
          Maturities and calls                                              616                 730
      Mortgage loans funded                                               (184)               (249)
      Mortgage loans repaid                                                 266                 266
      Certificate loans, net
                                                                            (7)                   6
      Other                                                                (85)                (51)
                                                              ------------------  ------------------
      Net cash used in investing activities                               (689)               (742)

Financing Activities:
      Universal life and investment contract receipts                     1,045               1,028
      Universal life and investment contract withdrawals                (1,259)             (1,046)
                                                              ------------------  ------------------
      Net cash used in financing activities                               (214)                (18)
                                                              ------------------  ------------------
Net increase (decrease) in cash and cash equivalents                       (43)                  11
Cash and cash equivalents, beginning of year                                243                 232
                                                              ------------------  ------------------
Cash and cash equivalents, end of year                                  $   200             $   243
                                                              ==================  ==================

See accompanying notes.

Aid Association for Lutherans

Notes to Consolidated Financial Statements

December 31, 2000

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Aid Association for Lutherans (AAL) is the nation’s largest fraternal benefit society in terms of assets and individual life insurance in force. It provides its 1.8 million members with life insurance and retirement products (both fixed and variable), disability income and long-term care insurance nationwide as well as Medicare supplement insurance in most states. AAL members are served by approximately 1,800 district representatives across the country and are offered ancillary services through various AAL subsidiaries and affiliates. Mutual funds are offered to members by AAL Capital Management Corporation (CMC), and personal asset management, administrative and other trust services are offered to the general public by AAL Trust Company, FSB (AALTC). CMC and AALTC are wholly-owned by AAL Holdings Inc., AAL’s wholly-owned subsidiary. Credit union services are available to members from the AAL Member Credit Union, an affiliate of AAL.

Basis of Presentation

The accompanying consolidated financial statements of AAL and its wholly-owned subsidiary have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Principles of Consolidation

The consolidated financial statements include the accounts of AAL, its wholly-owned subsidiary, AAL Holdings Inc., and its wholly-owned subsidiaries, including CMC, AALTC and North Meadows Investment Ltd. All significant intercompany transactions have been eliminated.

The significant accounting practices used in preparation of the financial statements are summarized as follows:

Investments

Investments in fixed maturities are classified as available for sale or held to maturity according to the holder’s intent. Securities classified in the available for sale category are carried at fair value and consist of those securities which AAL intends to hold for an indefinite period of time but not necessarily to maturity. Securities in the held to maturity category are carried at amortized cost and consist of those which AAL has both the ability and the positive intent to hold to maturity.

Changes in fair values of available for sale securities, after adjustment of deferred acquisition costs (DAC), are reported as unrealized gains or losses directly in certificateholders’ surplus as comprehensive income and, accordingly, have no effect on net income. The DAC offsets to the unrealized gains or losses represent valuation adjustments of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The cost of fixed maturity investments classified as available for sale and as held to maturity is adjusted for amortization of premiums and accretion of discounts calculated using the effective interest method. That amortization or accretion is included in net investment income.

Aid Association for Lutherans

Notes to Consolidated Financial Statements (Continued)

Note 1. Nature of Operations and Significant Accounting Policies (Continued)

Investments (Continued)

Mortgage loans generally are stated at their outstanding unpaid principal balances. Interest income is accrued on the unpaid principal balance. Discounts and premiums are amortized to income using the effective interest method.

Investment real estate is valued at original cost plus capital expenditures less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the property. Real estate expected to be disposed of is carried at the lower of cost or fair value, less estimated costs to sell.

Certificate loans are generally valued at the aggregate unpaid balances. Other investments, consisting of limited partnerships, are valued on the equity basis.

All investments are carried net of allowances for declines in value that are other than temporary; the changes in those reserves are reported as realized gains or losses on investments.

Realized gains and losses on the sale of investments and declines in value considered to be other than temporary are recognized in the Consolidated Statements of Income on the specific identification basis.

Securities loaned under AAL’s securities lending agreement are stated in the Consolidated Balance Sheets at amortized cost or fair market value, consistent with AAL’s classifications of such securities as held to maturity or available for sale. AAL measures the fair value of securities loaned against the collateral received on a daily basis. Additional collateral is obtained as necessary to ensure such transactions are adequately collateralized.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and certificate issue expenses. For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Amortization of acquisition costs for other certificates is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation. The cost of property and equipment is depreciated using the straight-line method over the estimated useful lives. Accumulated depreciation was $111,000,000 and $102,000,000 at December 31, 2000 and 1999, respectively.

Aid Association for Lutherans

Notes to Consolidated Financial Statements (Continued)

Note 1. Nature of Operations and Significant Accounting Policies (Continued)

Certificate Liabilities and Accruals

Reserves for future certificate benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values. Reserves for future certificate benefits for non-participating life insurance are also net level reserves, computed using assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation. Interest assumptions generally range from 2.5% to 4.0% for participating life insurance and from 7.5% to 9.6% for non-participating life insurance.

Reserves for future certificate benefits for universal life insurance and deferred annuities consist of certificate account balances before applicable surrender charges. The average interest rate credited to account balances in 2000 was 7.2% for universal life, 5.9% for portfolio-average deferred annuities, and ranged from 4.5% to 7.4% for investment generation deferred annuities.

Reserves for health certificates are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care certificates, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, relating primarily to health certificates. These reserves are based on past experience and applicable morbidity tables. Reserves are continuously reviewed and updated, with any resulting adjustments reflected in current operations.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the certificateholder, rather than AAL, bears the investment risk. Fees charged on separate account certificateholder deposits are included in insurance charges. Separate account assets, which are stated at fair value based on quoted market prices, and separate account liabilities are shown separately in the Consolidated Balance Sheets. Operating results of the separate accounts are not included in the Consolidated Statements of Income.

Insurance Premiums and Charges

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to certificate account balances and benefits incurred in excess of certificate account balances. Certain profits on limited payment certificates are deferred and recognized over the certificate term.

For health certificates, gross premiums are prorated over the contract term of the certificates with the unearned premium included in the certificate reserves.

Aid Association for Lutherans

Notes to Consolidated Financial Statements (Continued)

Note 1. Nature of Operations and Significant Accounting Policies (Continued)

Surplus Refunds

Surplus refunds are recognized over the certificate year and are reflected in the Consolidated Statements of Income. The majority of life insurance certificates, except for universal life and term certificates, begin to receive surplus refunds at the end of the second certificate year. Surplus refunds are not currently being paid on interest-sensitive and health insurance certificates. Surplus refund scales are approved annually by AAL’s Board of Directors.

Fraternal Benefits

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to AAL’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, as well as various programs and church grants. Expenses, such as those necessary to maintain the branch system, are also included.

Other Revenue

Other revenue consists primarily of concessions and investment advisory fees of CMC.

Income Taxes

AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by AAL is generally exempt from taxation. AAL’s wholly-owned subsidiary and its subsidiaries are subject to federal and state taxation; however, the resulting income taxes are not material to AAL’s consolidated financial statements.

Recent Pronouncements

In June 1998, the FASB issued Statement 133, Accounting for Derivative Instruments and Hedging Activities, which is effective for fiscal years beginning after June 15, 2000. Because of AAL’s minimal involvement with options and other instruments classified by the statement as embedded derivatives (convertible bonds, convertible preferred stocks, and remarketable put bonds), management does not anticipate that the adoption of the new statement will have a significant effect on earnings or the financial position of AAL.

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments

AAL's  investments  in  available  for  sale  securities  and  held to  maturity securities are summarized as follows:

                                                           Gross           Gross         Estimated
                                        Amortized        Unrealized      Unrealized         Fair
                                         Cost              Gains           Losses           Value
                                   -----------------   -------------- --------------------------------
                                                             (In Millions)
Available for sale securities at
  December 31, 2000:
    Fixed maturity securities:
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                        $ 2,431            $  14        $ (23)            $ 2,422
      Obligations of other
        governments, states and
        political subdivisions                   17
                                                                   -             -                 17
      Corporate bonds                         7,216               91         (224)
                                                                                                7,083
      Mortgage & asset-backed                 1,734               31
    securities                                                                 (6)              1,759
                                   -----------------   -------------- -------------     --------------
      Total fixed maturity                   11,398              136         (253)             11,281
    securities
    Equity securities                           696              175          (46)
                                                                                                  825
                                   -----------------   -------------- -------------     --------------
Total                                      $ 12,094            $ 311       $ (299)           $ 12,106
                                   =================   ============== =============     ==============

Held to maturity securities at
  December 31, 2000:
    Fixed maturity securities:
      U.S. Treasury securities and
        non-loan-backed obligations
        of U.S. Government
        corporations and agencies            $  143             $  7         $   -             $  150
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                            107                2
                                                                                 -                109
      Obligations of other
        governments, states and
        political subdivisions                   39
                                                                   -             -                 39
      Corporate bonds                         2,214               53          (21)
                                                                                                2,246
      Mortgage & asset-backed                   307                6
    securities                                                                 (1)                312
                                   -----------------   -------------- -------------     --------------
Total                                       $ 2,810            $  68        $ (22)            $ 2,856
                                   =================   ============== =============     ==============

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments (Continued)

                                                        Gross             Gross              Estimated
                                      Amortized        Unrealized          Unrealized           Fair
                                        Cost            Gains                Losses             Value
                                   ---------------  ---------------   ------------------------------------
                                                               (In Millions)
Available for sale securities at
  December 31, 1999:
    Fixed maturity securities:
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                      $ 2,182            $   -            $ (86)              $ 2,096
      Obligations of other
        governments, states and
        political subdivisions                                   -                 -
                                               17                                                      17
      Corporate bonds                       6,585               14             (267)                6,332
      Mortgage & asset-backed               1,542                1              (36)                1,507
    securities
                                   ---------------  ---------------   ---------------      ---------------
      Total fixed maturity                 10,326               15             (389)                9,952
    securities
    Equity securities                                          299              (15)
                                              565                                                     849
                                   ---------------  ---------------   ---------------      ---------------
Total                                    $ 10,891            $ 314           $ (404)             $ 10,801
                                   ===============  ===============   ===============      ===============

Held to maturity securities at
  December 31, 1999:
    Fixed maturity securities:
      U.S. Treasury securities and
        non-loan-backed obligations
        of U.S. Government
        corporations and agencies          $  165             $  3            $  (5)               $  163
      Loan-backed obligations of U.S.
        Government corporations
        and agencies                                             3               (1)
                                              128                                                     130
      Obligations of other
        governments, states and
        political subdivisions                                   -               (1)
                                               48                                                      47
      Corporate bonds                       2,525               43              (48)                2,520
      Mortgage & asset-backed                                    4               (4)
    securities                                395                                                     395
                                   ---------------  ---------------   ---------------      ---------------
Total                                     $ 3,261            $  53            $ (59)              $ 3,255
                                   ===============  ===============   ===============      ===============

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments (Continued)

The amortized  cost and  estimated  fair value of fixed  maturity  securities at
December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from contractual  maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Available for Sale                 Held to Maturity
                                              -------------------------------   -------------------------------
                                                Amortized          Fair           Amortized          Fair
                                                  Cost            Value             Cost            Value
                                              --------------  ---------------   --------------  ---------------
                                                                       (In Millions)

Due in one year or less                              $  299           $  306           $  139           $  136
Due after one year through five years                 4,471            4,363            1,161            1,180
Due after five years through ten years                2,210            2,184              640              652
Due after ten years                                     253              247              456              467
                                              --------------  ---------------   --------------  ---------------
Total fixed maturity securities
  excluding mortgage and
  asset-backed bonds                                  7,233            7,100            2,396            2,435
Loan-backed obligations of U.S.
  Government corporations and
  agencies                                            2,431            2,422              107              109
Mortgage and asset-backed securities                  1,734            1,759              307              312
                                              --------------  ---------------   --------------  ---------------
Total fixed maturity securities                     $11,398          $11,281          $ 2,810          $ 2,856
                                              ==============  ===============   ==============  ===============

Major categories of AAL's investment income are summarized as follows:

                                            Years Ended December 31
                                             2000             1999
                                         --------------  ---------------
                                                 (In Millions)

Fixed maturity securities                      $ 1,001           $  942
Equity securities                                                    13
                                                    21
Mortgage loans                                     259              270
Investment real estate                                               11
                                                    10
Certificate loans                                                    35
                                                    35
Other invested assets
                                                    13                5
                                         --------------  ---------------
Gross investment income                          1,339            1,276
Investment expenses                                                  10
                                                     9
                                         --------------  ---------------
Net investment income                          $ 1,330          $ 1,266
                                         ==============  ===============

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments (Continued)

AAL's realized gains and losses on investments are summarized as follows:

                                                  Years Ended December 31
                                                   2000              1999
                                             ----------------- -----------------
                                                       (In Millions)
Securities available for sale:
      Fixed maturity securities:
         Gross realized gains                          $   17            $   14
         Gross realized losses                           (45)              (18)
      Equity securities:
         Gross realized gains                             171               152
         Gross realized losses                           (76)              (62)
Other investments, net                                     27                17
                                             ----------------- -----------------
Net realized investment gains                          $   94            $  103
                                             ================= =================

Net unrealized  gains/losses on securities  available for sale credited directly to certificateholders' surplus as comprehensive income (loss) were as follows:

                                                                                        December 31
                                                                                  2000              1999
                                                                            ----------------- -----------------
                                                                                      (In Millions)

Fair value adjustment to available for sale securities                                $   12          $   (90)
Increase in deferred acquisition costs                                                    21                81
                                                                            ----------------- -----------------
Net unrealized gains (losses) on available for sale securities                        $   33           $   (9)
                                                                            ================= =================

The change in accumulated other comprehensive income (deficit) due to unrealized gains/losses on securities available for sale is as follows:

                                                                                  Years Ended December 31
                                                                                  2000              1999
                                                                            ----------------- -----------------
                                                                                      (In Millions)

Fixed maturity securities available for sale                                          $  257          $  (527)
Equity securities available for sale                                                   (155)               (9)
Deferred acquisition costs                                                              (60)               116
                                                                            ----------------- -----------------
                                                                                      $   42          $  (420)
                                                                            ================= =================

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 2.  Investments (Continued)

AAL invests in mortgage  loans,  principally  involving  commercial real estate.
Such  investments  consist of first mortgage liens on completed income producing properties.  AAL manages its  investments in mortgage loans to limit credit risk by diversifying  among various  geographic regions and property types as follows as of December 31, 2000:

                                               Principal        Percent
                                           ------------------  ----------
                                             (In Millions)
Geographic Region:
      South Atlantic                                $  1,047        32.9
      Pacific                                            945        29.7
      Midwest                                            657        20.7
      Other                                              532        16.7
                                           ------------------  ----------
      Total Mortgage Loans                          $  3,181       100.0
                                           ==================  ==========

Property Type:
      Industrial                                     $   994        31.2
      Office                                             754        23.7
      Retail                                             407        12.8
      Residential                                        263         8.3
      Church                                             253         8.0
      Other                                              510        16.0
                                           ------------------  ----------
      Total Mortgage Loans                          $  3,181       100.0
                                           ==================  ==========

The following table presents changes in the allowance for credit losses:

                                                Years Ended December 31
                                                 2000              1999
                                           -----------------  ----------------
                                                     (In Millions)

Balance at January 1                                 $  107            $  118
Provisions for credit losses (credit)                  (18)
                                                                         (11)
Charge offs
                                                          -                 -
                                           -----------------  ----------------
Balance at December 31                               $   89            $  107
                                           =================  ================

AAL's  investment in mortgage loans includes  $109,000,000  and  $178,000,000 of loans  that are  considered  to be  impaired  at  December  31,  2000 and  1999, respectively,  for which the related allowance for credit losses are $16,000,000 and  $35,000,000  at  December  31,  2000 and 1999,  respectively.  The  average recorded  investment in impaired  loans during the years ended December 31, 2000 and 1999, was $134,000,000 and $192,000,000, respectively. AAL recorded interest
income,   using  the  accrual  method,  on  impaired  loans  of  $8,000,000  and
$14,000,000 for 2000 and 1999, respectively.

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 3.  Deferred Acquisition Costs

The changes in deferred acquisition costs are as follows:

                                                                Years Ended December 31
                                                                 2000              1999
                                                            ----------------  ----------------
                                                                     (In Millions)

Balance at beginning of year                                         $  807            $  667
Acquisition costs deferred:
      Commissions                                                        83
                                                                                           81
      Other costs                                                        30
                                                                                           29
                                                            ----------------  ----------------
      Total deferred                                                    113               110
Acquisition costs amortized                                            (96)
                                                                                         (86)
                                                            ----------------  ----------------
Increase in deferred acquisition costs                                   17
                                                                                           24
Change in unrealized gains/losses on fixed
  maturity investments recorded directly to
  certificateholders' surplus as comprehensive income (loss)           (60)               116
                                                            ----------------  ----------------
Total increase (decrease)                                              (43)               140
                                                            ----------------  ----------------
Balance at end of year                                               $  764            $  807
                                                            ================  ================

Note 4.  Retirement  and Savings Plans and  Postretirement  Benefits  Other Than
Pensions

AAL offers a noncontributory  defined retirement plan and a contributory savings plan to substantially  all home office and field employees.  The savings plan is defined under the Internal  Revenue Code section 401(k) as a profit sharing plan that  allows  participant  contributions  on a  before-tax  basis  as well as an after-tax basis. AAL also provides postretirement benefits in the form of health and  life  insurance  for  substantially  all  retired  home  office  and  field personnel.

The  following  tables  set  forth the  amounts  recognized  in AAL's  financial statements and the plans' funding status.

                                                 Retirement Plans                     Other Benefits
                                                                     December 31
                                              2000              1999              2000              1999
                                        ----------------- ----------------- ----------------- -----------------
                                                                    (In Millions)
Projected benefit obligation for
  services rendered to date                       $  298            $  266            $   63            $   63
Plan assets at fair value                            330               332
                                                                                           -                 -
                                        ----------------- ----------------- ----------------- -----------------
Funded (unfunded) status of
  the plan                                        $   32            $   66          $   (63)          $   (63)
                                        ================= ================= ================= =================
Accrued liability included in
  consolidated balance sheet                      $   10            $   10            $   50            $   44

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 4.  Retirement  and Savings Plans and  Postretirement  Benefits  Other Than
Pensions (Continued)

The following summarizes certain assumptions included in the preceding schedule:

                                         Retirement Plans                     Other Benefits
                                                        Years Ended December 31
                                      2000              1999              2000              1999
                                ----------------- ----------------- ----------------- -----------------

Discount rate                         7.5%              7.5%              7.5%              7.5%
Expected return on plan assets        9.0%              9.0%                -                 -
Rate of compensation increase         5.0%              5.0%                -                 -
Health care trend rate                  -                 -               6.0%              6.0%

                              Savings Plan             Retirement Plans            Other Benefits
                                                    Years Ended December 31
                           2000          1999         2000          1999         2000         1999
                        ------------  -----------  ------------  -----------  ------------ ------------
                                                        (In Millions)

Benefit cost                $ -        $               $ -           $ 4          $ 9          $ 4
                                          -
Employer contributions         5
                                          5             -              -            -            -
Employee contributions        19         18
                                                        -              -            -            -
Benefits paid                 25         18             11            11            3            2

Note 5.  Synopsis of Statutory Financial Results

The accompanying  financial  statements differ from those prepared in accordance with  statutory  accounting  practices  prescribed  or permitted  by  regulatory
authorities.   Currently,   "prescribed"   statutory  accounting  practices  are
interspersed  throughout  state  insurance  laws and  regulations,  the National
Association  of  Insurance  Commissioner's  ("NAIC")  Accounting  Practices  and
Procedures  Manual  and  a  variety  of  other  NAIC  publications.  "Permitted"
statutory  accounting  practices encompass all accounting practices that are not prescribed;  such  practices  may differ  from state to state,  may differ  from company to company within a state, and may change in the future.

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 5.  Synopsis of Statutory Financial Results (Continued)

The more  significant  differences are as follows:  (a) investments in bonds are reported at amortized  cost or at fair value with  unrealized  holding gains and
losses  reported  as  a  separate  component  of  certificateholders'   surplus,
depending on their  designation at purchase as held to maturity or available for sale,  respectively,  rather than being  valued based on the bond's NAIC rating;
(b) certain  acquisition costs of new business are deferred and amortized rather than being  charged to operations as incurred;  (c) the  liabilities  for future certificate benefits and expenses are based on reasonably conservative estimates
of  expected  mortality,   interest,  withdrawals  and  future  maintenance  and
settlement  expenses  rather  than  using  statutory  rates  for  mortality  and interest;  (d)  certain  assets,  principally  costs  in  excess  of net  assets acquired, furniture, equipment and agents' debit balances are reported as assets rather than being charged to  certificateholders'  surplus and excluded from the balance sheets; (e) the interest maintenance reserve and asset valuation reserve are reported as part of certificateholders'  surplus rather than as a liability;
and (f)  revenues  for  universal  life and  investment-type  contracts  include mortality,  expense and surrender charges levied against the certificateholders'
accounts  rather than  including  as  revenues  the  premiums  received on these
certificates.   Expenses  include  interest  added  to  the  certificateholders'
accounts rather than reserve changes related to the investment  portion of these policies.  Summarized  statutory-basis  financial  information  for  AAL  on  an unconsolidated basis is as follows:

                                                     December 31
                                               2000               1999
                                         ------------------ ------------------
                                                    (In Millions)

Assets                                            $ 21,502           $ 20,800
                                         ================== ==================

Liabilities                                       $ 19,685           $ 19,044
Unassigned funds                                     1,817              1,756
                                         ------------------ ------------------
Total liabilities and unassigned funds            $ 21,502           $ 20,800
                                         ================== ==================

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 5.  Synopsis of Statutory Financial Results (Continued)

                                                  Years ended December 31
                                                 2000               1999
                                           ------------------ ------------------
                                                      (In Millions)

Premium income and certificate proceeds             $  1,835           $  1,849
Net investment income                                  1,321              1,256
Other income                                              34                 42
                                           ------------------ ------------------
      Total income                                     3,190              3,147

Reserve increase                                         505                623
Certificateholders' benefits                           1,801              1,487
Surplus refunds                                          121                117
Commissions and operating costs                          411                402
Other                                                    249                350
                                           ------------------ ------------------
      Total benefits and expenses                      3,087              2,979
                                           ------------------ ------------------

Net gain from operations                                 103                168
Net realized capital gains                                66                 88
                                           ------------------ ------------------
      Net income                                     $   169            $   256
                                           ================== ==================

The NAIC revised the  Accounting  Practices and  Procedures  Manual in a process referred to as  Codification.  The revised manual is effective  January 1, 2001.
Wisconsin  insurance  laws  and  regulations  define  the  NAIC  manual  as  the prescribed  method of accounting.  The revised NAIC manual has changed,  to some extent,  prescribed statutory accounting practices and results in changes to the accounting  practices  that AAL uses to prepare  its  statutory-basis  financial statements.  Management has determined that the impact of these changes to AAL's statutory-basis  capital  and  surplus  as  of  January  1,  2001  will  not  be significant.

AAL is in compliance with the statutory surplus requirements of all states.

Note 6.  Fair Value of Financial Instruments

The  following  methods  and  assumptions  were used in  estimating  fair  value disclosures for financial instruments:

Cash and Cash  Equivalents  The carrying  amounts  reported in the  accompanying
Consolidated Balance Sheets for these instruments approximate their fair values.

Investment  Securities  Fair values for fixed  maturity  securities are based on quoted market prices where  available,  or are estimated  using values  obtained from independent  pricing  services.  All fixed maturity issues are individually priced based on year-end  market  conditions,  the credit quality of the issuing company,  the interest  rate and the maturity of the issue.  The fair values for investments in equity securities are based on quoted market prices.

                          Aid Association for Lutherans

             Notes to Consolidated Financial Statements (Continued)

Note 6.  Fair Value of Financial Instruments (Continued)

Mortgage Loans
The fair values for mortgage  loans are  estimated  using  discounted  cash flow analyses,  based on interest rates  currently being offered for similar loans to borrowers with similar credit ratings.  Loans with similar  characteristics  are aggregated for purposes of the calculations.

Certificate Loans
The carrying amounts reported in the  accompanying  Consolidated  Balance Sheets for these loans are considered to be reasonable estimates of their fair value.

Separate Accounts
The fair values for separate account assets are based on quoted market prices.

Financial Liabilities
The fair values for AAL's liabilities under investment-type  contracts,  such as
deferred  annuities,  variable  annuities,  and  other  liabilities,   including
supplementary  contracts without life contingencies,  deferred income settlement options and refunds on deposit,  are  estimated to be the cash  surrender  value
payable   upon   immediate   withdrawal.   These   amounts   are   included   in
certificateholder funds in the accompanying Consolidated Balance Sheets.

The cost and estimated fair value of AAL's financial instruments are as follows:

                                       2000                                 1999
                                  ----------------------------------   ----------------------------------
                                                       Estimated                            Estimated
                                       Cost           Fair Value            Cost           Fair Value
                                  ----------------  ----------------   ----------------  ----------------
                                                              (In Millions)
Financial Assets:
      Fixed maturities                   $ 14,208          $ 14,137           $ 13,587          $ 13,207
      Equity securities                       696               825                565               849
      Mortgage loans                        3,092             3,393              3,151             3,204
      Cash and cash equivalents               200               200                243               243
      Certificate loans                       501               501                494               494
      Separate account assets               2,164             2,164              2,002             2,002

Financial Liabilities:
      Deferred annuities                    7,398             7,368              7,419             7,368
      Separate account liabilities          2,164             2,164              2,002             2,002
      Other                                   723               719                721               718

Note 7.  Contingent Liabilities

AAL is involved in various lawsuits and contingencies  that have arisen from the normal conduct of business.  Contingent liabilities arising from litigation, tax and other  matters are not  considered  material  in  relation to the  financial position of AAL. AAL has not made any  provision in the  consolidated  financial statements  for  liabilities,  if any, that might  ultimately  result from these contingencies.

AAL Variable Life Account I

Audited Financial Statements

December 31, 2000

Report of Independent Auditors

The Board of Directors and Certificate Owners
Aid Association for Lutherans

We have audited the accompanying statement of net assets of the AAL Variable Life Account I (the Account) (comprising, respectively, the Small Company Stock, International Stock, Large Company Stock, Balanced, High Yield Bond, Bond, and Money Market Subaccounts) as of December 31, 2000, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AAL Variable Life Account I at December 31, 2000, and the results of their operations for the year then ended, and changes in their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Milwaukee, Wisconsin
January 24, 2001

                           AAL Variable Life Account I

                             Statement of Net Assets

                                December 31, 2000

Assets
Investments in AAL Variable Product Series Fund, Inc.:
    Small Company Stock Subaccount:
       Small Company Stock Portfolio, 365,303 shares at net asset
          value of $13.64 per share (cost $4,881,650)                                  $ 4,982,820
    International Stock Subaccount:
       International Stock Portfolio, 176,811 shares at net asset
          value of $12.28 per share (cost $2,446,075)                                    2,171,339
    Large Company Stock Subaccount:
       Large Company Stock Portfolio, 566,381 shares at net asset
          value of $24.12 per share (cost $14,028,555)                                  13,663,134
    Balanced Subaccount:
       Balanced Portfolio, 255,247 shares at net asset value of $15.45
          per share (cost $4,173,478)                                                    3,943,979
    High Yield Bond Subaccount:
       High Yield Bond Portfolio, 61,134 shares at net asset value
          of $6.84 per share (cost $483,271)                                               417,967
    Bond Subaccount:
       Bond Portfolio, 23,428 shares at net asset value of $10.02 per
          share (cost $230,441)                                                            234,834
    Money Market Subaccount:
       Money Market Portfolio, 686,660 shares at net asset value of
          $1.00 per share (cost $686,660)                                                  686,660
                                                                               --------------------
Total Investments (cost $26,930,130)                                                    26,100,733
Liabilities
                                                                                                 -
                                                                               --------------------
Net Assets                                                                             $26,100,733
                                                                               ====================

                                                            Unit            Extended
                                           Units           Value              Value
                                      ----------------  -------------  --------------------
Net Assets are represented by:
    Small Company Stock Subaccount            440,200         $11.32           $ 4,982,820
    International Stock Subaccount            180,637          12.02             2,171,339
    Large Company Stock Subaccount          1,114,323          12.26            13,663,134
    Balanced Subaccount                       326,779          12.07             3,943,979
    High Yield Bond Subaccount                 46,544           8.98               417,967
    Bond Subaccount                            20,099          11.68               234,834
    Money Market Subaccount                   596,415           1.15               686,660
                                                                       --------------------
Total Net Assets                                                              $ 26,100,733
                                                                       ====================

The accompanying notes to the financial statements are an integral part of this statement.

                           AAL Variable Life Account I

                             Statement of Operations

                      For the Year Ended December 31, 2000

                                                              Small                            Large                             High
                                                             Company      International       Company                            Yield                            Money
                                                              Stock           Stock            Stock           Balanced          Bond             Bond           Market
                                            Combined        Subaccount      Subaccount       Subaccount       Subaccount      Subaccount       Subaccount      Subaccount
                                         ---------------  --------------- ---------------  ---------------  ---------------  --------------  ---------------  --------------

Investment income:
  Dividends                                   $ 356,038        $  14,384       $  47,477        $  99,556        $ 114,096       $  35,238        $  11,433       $  33,854
  Capital gain distributions
                                                680,056          337,670          38,267          157,007          147,112               -                -               -
                                         ---------------  --------------- ---------------  ---------------  ---------------  --------------  ---------------  --------------
Total investment income
                                              1,036,094          352,054          85,744          256,563          261,208          35,238           11,433          33,854

Expenses-mortality and expense
  risk charges
                                                150,878           23,174          10,687           83,355           24,559           2,585            1,272           5,246
                                         ---------------  --------------- ---------------  ---------------  ---------------  --------------  ---------------  --------------
Net investment income
                                                885,216          328,880          75,057          173,208          236,649          32,653           10,161          28,608

Net realized and unrealized gain
  (loss) on investments:
  Net realized gain (loss) from
    investment transactions
                                                 53,204            4,522           3,630           31,113           19,694         (4,242)          (1,513)               -
  Change in unrealized
    appreciation (depreciation)
    of investments                          (2,210,852)                        (404,838)      (1,466,322)        (315,533)
                                                                     990                                                          (35,369)           10,220               -
                                         ---------------  --------------- ---------------  ---------------  ---------------  --------------  ---------------  --------------
Net gain (loss) on investments              (2,157,648)                        (401,208)      (1,435,209)        (295,839)
                                                                   5,512                                                          (39,611)            8,707               -
                                         ---------------  --------------- ---------------  ---------------  ---------------  --------------  ---------------  --------------
Net increase (decrease) in net assets
  resulting from operations                $(1,272,432)        $ 334,392      $(326,151)     $(1,262,001)       $ (59,190)      $  (6,958)        $  18,868       $  28,608
                                         ===============  =============== ===============  ===============  ===============  ==============  ===============  ==============

The accompanying notes to the financial statements are an integral part of this statement.

                           AAL Variable Life Account I

                       Statements of Changes in Net Assets

                 For the Years Ended December 31, 2000 and 1999

                                            Small                     Large                     High
                                            Company   International  Company                   Yield                   Money
                                            Stock       Stock         Stock      Balanced       Bond        Bond      Market
                              Combined    Subaccount   Subaccount   Subaccount   Subaccount  Subaccount  Subaccount  Subaccount
                            ---------------------------------------------------------------------------------------------------

Net assets at January 1,     $             $           $            $            $             $ 69,110    $ 25,942   $
1999                          3,812,164      491,803     112,960     2,162,697     604,729                             344,923

Increase in net assets
Net investment income
                                295,728       73,876       4,720        78,876     102,663       19,800       4,847     10,946
Net realized (loss) gain from
    investment transactions
                                 18,674     (10,167)         673        26,751       4,239      (2,374)       (448)          -
Change in unrealized appreciation
   (depreciation) of
investments                   1,106,202      122,760     121,948       838,100      58,709     (29,663)     (5,652)          -
                            ------------  ----------- -----------  ------------ -----------  ----------- ----------- ----------
Net increase (decrease) in net assets
 resulting from operations
                              1,420,604      186,469     127,341       943,727     165,611     (12,237)     (1,253)     10,946

Capital share transactions
 Transfers of net premiums
                             10,280,205      886,595     259,456     3,393,404   1,397,983      158,002      79,922  4,104,843
 Transfers of maturities
                                (6,563)      (1,328)       (461)       (2,887)     (1,740)        (147)           -          -
 Transfers of surrenders and
    terminations
                                (4,906)      (1,000)       (298)       (1,815)     (1,301)        (291)       (101)      (100)
 Transfers of policy loans
                               (56,725)     (17,699)     (1,552)      (34,857)     (1,278)      (1,167)       (172)          -
 Cost of insurance and administrative
    charges
                            (1,607,932)    (255,086)    (61,749)     (833,652)   (300,884)     (23,802)    (14,663)  (118,096)
 Transfers between
subaccounts                    (60,331)      417,507     163,192     2,360,899     641,377       87,154      43,510  (3,773,970)
                            ------------  ----------- -----------  ------------ -----------  ----------- ----------- ----------
Net increase in net assets
  resulting from capital share
  transactions
                              8,543,748    1,028,989     358,588     4,881,092   1,734,157      219,749     108,496    212,677
                            ------------  ----------- -----------  ------------ -----------  ----------- ----------- ----------
Total increase in net
assets                        9,964,352    1,215,458     485,929     5,824,819   1,899,768      207,512     107,243    223,623
                            ------------  ----------- -----------  ------------ -----------  ----------- ----------- ----------
Net assets at December 31,
1999                         13,776,516    1,707,261     598,889     7,987,516   2,504,497      276,622     133,185    568,546

Increase in net assets
Net investment income
                                885,216      328,880      75,057       173,208     236,649       32,653      10,161     28,608
Net realized (loss) gain from
    investment transactions
                                 53,204        4,522       3,630        31,113      19,694      (4,242)     (1,513)          -
Change in unrealized appreciation
   (depreciation) of
investments                 (2,210,852)          990   (404,838)   (1,466,322)   (315,533)     (35,369)      10,220          -
                            ------------  ----------- -----------  ------------ -----------  ----------- ----------- ----------
Net increase (decrease) in net assets
 resulting from operations
                            (1,272,432)      334,392   (326,151)   (1,262,001)    (59,190)      (6,958)      18,868     28,608

Capital share transactions
 Transfers of net premiums
                             18,090,631    2,604,030   1,455,919     6,685,532   1,816,837      136,250      97,949  5,294,114
 Transfers of maturities
                               (38,086)      (8,058)     (1,471)      (23,001)     (4,809)        (232)       (508)        (7)
 Transfers of surrenders and
    terminations
                               (58,972)     (16,335)     (8,048)      (23,642)    (10,350)            -           -      (597)
 Transfers of policy loans
                              (190,656)     (43,490)     (8,268)     (102,790)    (37,068)          960           -          -
 Cost of insurance and administrative
    charges
                            (3,987,249)    (720,257)   (344,425)   (2,083,475)   (585,881)     (46,686)    (26,469)  (180,056)
 Transfers between
subaccounts                   (219,019)    1,125,277     804,894     2,484,995     319,943       58,011      11,809  (5,023,948)
                            ------------  ----------- -----------  ------------ -----------  ----------- ----------- ----------
Net increase in net assets
    resulting from capital share
    transactions
                             13,596,649    2,941,167   1,898,601     6,937,619   1,498,672      148,303      82,781     89,506
                            ------------  ----------- -----------  ------------ -----------  ----------- ----------- ----------
Total increase in net
assets                       12,324,217    3,275,559   1,572,450     5,675,618   1,439,482      141,345     101,649    118,114
                            ------------  ----------- -----------  ------------ -----------  ----------- ----------- ----------
Net assets at December 31,   $                                      $            $            $           $           $
2000                         26,100,733   $4,982,820  $2,171,339    13,663,134   3,943,979      417,967     234,834    686,660
                            ============  =========== ===========  ============ ===========  =========== =========== ==========

The accompanying notes to the financial statements are an integral part of this statement.

AAL Variable Life Account I

Notes to Financial Statements

December 31, 2000

Note 1. Summary of Significant Accounting Policies

The AAL Variable Life Account I (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Aid Association for Lutherans (AAL) to fund flexible premium variable universal life insurance certificates.

The Account has seven separate subaccounts, each of which invests solely, as directed by certificate owners, in a different portfolio of AAL Variable Product Series Fund, Inc. (the Fund), an open-end, diversified management investment company sponsored by AAL. Certificate owners also may direct investments to a guaranteed interest subaccount held in the general account of AAL.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The first-in, first-out basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. Dividends and capital gain distributions paid to the Account are automatically reinvested in shares of the Fund on the payment date.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 2. Expense Charges

The Account pays AAL certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursement for certain mortality and other risks assumed by AAL. The following summarizes those amounts.

Mortality and expense risks assumed by AAL are compensated for by a charge equivalent to an annual rate of approximately 0.75% of the total subaccount cash value during the first 15 years dropping to approximately 0.25% thereafter. A per policy monthly administration charge of $4 and a cost of insurance charge, which varies by risk class, sex, amount at risk, and age, is deducted as compensation for administrative and insurance expenses, respectively. A sales charge of 3.0% is deducted from each participant payment to cover sales and other expenses and to provide support for AAL’s fraternal activities. AAL will charge $25 for each transaction between subaccounts and/or the fixed account in excess of 12 in each certificate year. In addition, a surrender charge is imposed in the event the certificate is surrendered or the specified amount is reduced. The initial surrender charge is based on an amount per thousand of specified coverage for which the certificate is issued. The amount per thousand varies by risk class, sex, and issue age. The cash value is reduced by the surrender charge. The charge decreases over the first 10 certificate years to zero in the 11th certificate year.

Note 3. Federal Income Taxes

The operations of the Account form a part of the operations of AAL. AAL, a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account’s net investment income and net realized gains on investments. Accordingly, no charge for income taxes is currently being made to the Account. If such taxes are incurred by AAL in the future, a charge to the Account may be assessed.

                          AAL Variable Life Account I

                    Notes to Financial Statements (Continued)

Note 4.  Investment Transactions

The  aggregate  cost  of  investment  securities  purchased  and  proceeds  from investment securities sold by subaccount are as follows:

Year ended December 31, 2000             Purchases             Sales
                                     ------------------  ------------------

Small Company Stock Subaccount              $3,321,938            $ 51,891
International Stock Subaccount               1,988,765              15,107
Large Company Stock Subaccount               7,227,387             116,560
Balanced Subaccount                          1,913,309             177,988
High Yield Bond Subaccount                     199,230              18,274
Bond Subaccount                                112,347              19,405
Money Market Subaccount                      3,091,517           2,973,403
                                     ------------------  ------------------
Combined                                   $17,854,493         $ 3,372,628
                                     ==================  ==================

Year ended December 31, 1999             Purchases             Sales
                                     ------------------  ------------------

Small Company Stock Subaccount              $1,178,696            $ 75,833
International Stock Subaccount                 371,193               7,884
Large Company Stock Subaccount               5,103,390             143,422
Balanced Subaccount                          1,876,892              40,071
High Yield Bond Subaccount                     259,485              19,936
Bond Subaccount                                120,606               7,263
Money Market Subaccount                      2,609,988           2,386,318
                                     ------------------  ------------------
Combined                                   $11,520,250         $ 2,680,727
                                     ==================  ==================

                           AAL Variable Life Account I

                    Notes to Financial Statements (Continued)

Note 5.  Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows:

                                              Units Sold                      Units Redeemed                    Net Increase
                                   ---------------------------------  -------------------------------  --------------------------------
                                       Units            Amount            Units           Amount           Units           Amount
                                   --------------  -----------------  --------------  ---------------  --------------- ----------------
Year ended December 31, 2000
Small Company Stock
  Subaccount                                            $ 3,760,143                        $ 818,976                       $ 2,941,167
                                         351,117                             78,732                           272,385
International Stock Subaccount
                                         168,093          2,266,513          28,739          367,912          139,354        1,898,601
Large Company Stock
  Subaccount                                                                               2,329,970
                                         707,241          9,267,589         184,594                           522,647        6,937,619
Balanced Subaccount
                                         183,437          2,239,718          62,781          741,046          120,656        1,498,672
High Yield Bond Subaccount
                                          21,748            194,637           5,539           46,334           16,209          148,303
Bond Subaccount
                                          10,737            117,998           3,353           35,217            7,384           82,781
Money Market Subaccount                                                                    5,204,608
                                       4,745,648          5,294,114       4,673,659                            71,989           89,506
                                   --------------  -----------------  --------------  ---------------  --------------- ----------------
Combined                                                $23,140,712                      $ 9,544,063        1,150,624     $ 13,596,649
                                       6,188,021                          5,037,397
                                   ==============  =================  ==============  ===============  =============== ================

Year ended December 31, 1999
Small Company Stock
  Subaccount                                            $ 1,309,175                        $ 280,186                       $ 1,028,989
                                         145,382                             31,807                           113,575
International Stock Subaccount
                                          36,215            426,046           5,948           67,458           30,267          358,588
Large Company Stock
  Subaccount
                                         473,725          5,764,329          75,101          883,237          398,624        4,881,092
Balanced Subaccount
                                         179,038          2,047,769          28,186          313,612          150,852        1,734,157
High Yield Bond Subaccount
                                          26,076            246,172           2,985           26,423           23,091          219,749
Bond Subaccount
                                          11,757            123,426           1,485           14,930           10,272          108,496
Money Market Subaccount                                                                    3,892,166
                                       3,870,816          4,104,843       3,680,326                           190,490          212,677
                                   --------------  -----------------  --------------  ---------------  --------------- ----------------
Combined                                                $14,021,760                      $ 5,478,012                       $ 8,543,748
                                       4,743,009                          3,825,838                           917,171
                                   ==============  =================  ==============  ===============  =============== ================

                           AAL Variable Life Account I

                    Notes to Financial Statements (Continued)

Note 6.  Net Assets

The Account has an unlimited number of accumulation units authorized with no par value. Net assets as of December 31, 2000, consisted of:

                                                             Small                              Large                            High
                                                            Company       International        Company                           Yield                          Money
                                                             Stock            Stock             Stock           Balanced         Bond            Bond          Market
                                          Combined        Subaccount        Subaccount       Subaccount        Subaccount     Subaccount       Subaccount    Subaccount
                                      ----------------- ----------------  ---------------  ----------------  --------------- --------------  -----------------------------

Paid-in capital                           $ 25,582,143       $4,410,626       $2,362,293      $ 13,714,062      $ 3,798,620       $436,457       $217,071       $ 643,014
Accumulated undistributed net
  investment income                        $ 1,280,770
                                                                479,854           79,602           256,669          351,912         53,760         15,327          43,646
Accumulated undistributed net
  realized gain (loss) from
  investment transactions                    $  67,217
                                                                (8,830)            4,180            57,824           22,946        (6,946)        (1,957)               -
Net unrealized appreciation
  (depreciation) of investments              (829,397)                                                            (229,499)
                                                                101,170        (274,736)         (365,421)                        (65,304)          4,393               -
                                      ----------------- ----------------  ---------------  ----------------  --------------- --------------  -------------  --------------
Net assets                                $ 26,100,733       $4,982,820       $2,171,339      $ 13,663,134      $ 3,943,979       $417,967       $234,834       $ 686,660
                                      ================= ================  ===============  ================  =============== ==============  =============  ==============

Part II

Undertaking to File Reports

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Bylaws of Aid Association for Lutherans do provide for the indemnification of officers, directors, employees or agents of the Company.

Representation Pursuant to Section 26(e)(2)(A)

AAL represents that the fees and charges deducted under the Certificate, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by AAL.

Contents of Registration Statement

This Registration Statement comprises the following papers and documents:

The facing sheet

The prospectus
Undertaking to file reports
Rule 484 undertaking
Representation pursuant to Section 26(e) 2(A)
The signatures

Exhibits

Exhibit        Name of Exhibit                                         Incorporated by Reference          Filed
Number                                                                                                    Herewith
1.A.           Resolution of the Board of Directors of the Depositor   Initial Filing July 10, 1997
               authorizing the establishing AAL Variable Life
               Account I
1.A.2.         Not applicable
1.A.3.a.       Amended and Restated Principal Underwriting Agreement   Post Effective Amendment #4
               dated 1/1/2000                                          dated 4/20/00
1.A.3.b.       Specimen of Distribution Agreement with Registered      Post Effective Amendment #1
               Representatives                                         dated 3/31/98
1.A.3.c.       Schedule of Sales Commissions                           Post Effective Amendment #1
                                                                       dated 3/31/98
1.A.4.         Second Amended and Restated Transfer Agency                                                     X
               Agreement dated 12/12/00
1.A.5.a.       Specimen Flexible Premium Variable Life Insurance       Initial Filing July 10, 1997
               Certificates
1.A.5.a.i      Variation of Specimen Flexible Premium Variable Life    Post Effective Amendment #5
               Insurance                                               dated 12/21/00
1.A.5.b.       Certificate Riders and Endorsements                     Initial Filing July 10, 1997
1.A.5.c.       Application Form                                        Post Effective Amendment #1
                                                                       dated 3/31/98
1.A.6.a.       Articles of Incorporation of Depositor                  Initial Filing July 10, 1997
1.A.6.b.       Bylaws of Depositor                                                                             X
1.A.7.         Not Applicable
1.A.8.a.       Amended and Restated Participation Agreement between    Post Effective Amendment #4
               AAL, the Accounts and the Fund as of January 1, 2000    dated 4/20/00
               ate
1.A.8.b.       Amended and Restated Participation Agreement between    Post Effective Amendment #4
               AAL, the Accounts, the AAL Savings Plan, CMC and the    dated 4/20/00
               Fund dated January 1, 2000
1.A.9.         Second Amendment to the Trade Name/Service Mark         Post Effective Amendment #4
               Licensing Agreement by and Between AAL and the Fund     dated 4/20/00
               dated 3/15/99
1.A.10.        Not applicable
1.A.11.        Code of Ethics                                                                                  X
2.             Opinion and Consent of Counsel as to the legality of                                            X
               the securities being registered (including written
               consent)
3.             Not applicable
4.             Not applicable
5.             Financial Data Schedule                                 N/A
6              Actuarial Opinion and Consent                           Pre Effective Amendment #1 dated
                                                                       11/20/97

7              Consent of Independent Auditors                                                                 X
8              Powers of Attorney                                                                              X

SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, as
amended, the Registrant caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of
Appleton, and State of Wisconsin on the 26th day of February 2001.

                                                     AAL VARIABLE LIFE ACCOUNT I
                                                     (Registrant)
        [SEAL]
                                                 By: Aid Association for Lutherans
                                                     (Depositor, on behalf of itself and Registrant)

Attest: /s/ Woodrow E. Eno                       By: /s/ John O. Gilbert
        ------------------                           -------------------
        Woodrow E. Eno                               John O. Gilbert
        Senior Vice President,                       Chairman, President and
        Secretary and General Counsel                Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this amendment has been signed below by the following persons in the capacities indicated.

        /s/ John O. Gilbert                           Chairman, President and
        -------------------
        John O. Gilbert                               Chief Executive Officer
                                                      (Principal Executive Officer)

        /s/ Carl J. Rudolph                           Senior Vice President, Controller,
        -------------------
        Carl J. Rudolph                               Treasurer and Chief Financial Officer
                                                            (Principal Financial Officer,
                                                            Principal Accounting Officer)

All of the Board of Directors:

Raymond G. Avischious      Gary J. Greenfield         Kathi P. Seifert
Richard E. Beumer          Robert H. Hoffman          Roger B. Wheeler
Kenneth Daly               Robert E. Long             E. Marlene Wilson
Elizabeth A. Duda          Robert B. Peregrine        Rev. Thomas R. Zehnder
Karen P. Goebel            Paul D. Schrage            R. Scott Zimmer
                           James H. Scott

         John O. Gilbert, by signing his name hereto, does hereby sign this document on behalf of himself and each of the above-named Directors of Aid Association for Lutherans pursuant to powers of attorney duly executed by such persons.

/s/John O. Gilbert                                        February 26, 2000
----------------------------
John O. Gilbert
Attorney-in-Fact

Index of Exhibits

Exhibit        Name of Exhibit
Number

1.A.4.         Second Amended and Restated Transfer Agency
               Agreement dated 12/12/00

1.A.6.b.       Bylaws of Depositor

1.A.11.        Code of Ethics

2.             Opinion and Consent of Counsel as to the legality of
               the securities being registered (including written
               consent)

7.             Consent of Independent Auditors

8.             Power of Attorney